                                                                    Exhibit 10.8

APNs: 138-36-701-021, 138-36-701-022,
138-36-712-023, 138-36-702-001, 138-36-802-002,
138-26-802-003, 138-36-701-01

Recording requested by and recorded counterparts should be returned to:

Louis G. Alonso, Esq.
Latham & Watkins LLP
12636 High Bluff Drive, Suite 300
San Diego, California 92130

Mail Property Tax Statements to:

Ms. Robin Wallis
Stratosphere Corporation
2000 Las Vegas Boulevard South
Las Vegas, Nevada 89104


                 DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES,
                      SECURITY AGREEMENT AND FIXTURE FILING

                                     MADE BY

                             ARIZONA CHARLIE'S, LLC
                                   AS TRUSTOR,

                                       TO

                            LAWYERS TITLE OF NEVADA,
                                   AS TRUSTEE,
                               FOR THE BENEFIT OF

                            WILMINGTON TRUST COMPANY,
  IN ITS CAPACITY AS INDENTURE TRUSTEE, FOR THE BENEFIT OF THE SECURED PARTIES,
                                 AS BENEFICIARY

******************************************************************************
         THIS INSTRUMENT IS TO BE FILED AND INDEXED IN THE REAL ESTATE RECORDS AND IS ALSO TO BE INDEXED IN THE INDEX OF FINANCING STATEMENTS OF CLARK COUNTY, NEVADA UNDER THE NAMES OF STRATOSPHERE CORPORATION AS "DEBTOR" AND WILMINGTON TRUST COMPANY AS "SECURED PARTY." TRUSTOR'S ORGANIZATIONAL NUMBER IS NEVADA FILE
NUMBER: LLC10996-2004.

                                                  TABLE OF CONTENTS
                                                                                                               PAGE
                                                                                                               ----
ARTICLE I. DEFINITIONS ...........................................................................................2

         1.1      Defined Terms ..................................................................................2
         1.2      Terms Defined Elsewhere ........................................................................9

ARTICLE II. GRANT ................................................................................................9

         2.1      Grant ..........................................................................................9
         2.2      Trustor's Right to Encumber the Trust Estate ..................................................12

ARTICLE III. REPRESENTATIONS, WARRANTIES AND COVENANTS OF TRUSTOR................................................12

         3.1      Performance of Indenture Documents ............................................................13
         3.2      General Representations, Covenants and Warranties .............................................13
         3.3      Compliance with Legal Requirements ............................................................13
         3.4      Taxes .........................................................................................13
         3.5      Insurance .....................................................................................14
         3.6      Condemnation ..................................................................................14
         3.7      Care of Trust Estate ..........................................................................15
         3.8      Leases ........................................................................................15
         3.9      Further Encumbrance ...........................................................................16
         3.10     Further Assurances ............................................................................16
         3.11     Security Agreement, Fixture Filing and Financing Statements....................................17
         3.12     Assignment of Leases and Rents ................................................................19
         3.13     Expenses and Indemnification ..................................................................19
         3.14     Beneficiary's Cure of Trustor's Default .......................................................20
         3.15     Use of Trust Estate ...........................................................................20
         3.16     Compliance with Permitted Lien Agreements .....................................................20
         3.17     Defense of Actions ............................................................................20
         3.18     Affiliates ....................................................................................21
         3.19     Title Insurance ...............................................................................21

ARTICLE IV. FINANCING AGREEMENT PROVISIONS ......................................................................25

         4.1      Interaction with Financing Agreements..........................................................25
         4.2      Other Collateral ..............................................................................25

ARTICLE V. DEFAULTS .............................................................................................26

         5.1      Event of Default ..............................................................................26

ARTICLE VI. REMEDIES ............................................................................................26

         6.1      Acceleration of Maturity ......................................................................26
         6.2      Protective Advances ...........................................................................26
         6.3      Institution of Equity Proceedings .............................................................26

                                                  TABLE OF CONTENTS
                                                                                                               PAGE
                                                                                                               ----
         6.4      Beneficiary's Power of Enforcement ............................................................27
         6.5      Beneficiary's Right to Enter and Take Possession, Operate and Apply Income.....................28
         6.6      Leases ........................................................................................29
         6.7      Purchase by Beneficiary and Secured Parties....................................................29
         6.8      Waiver of Appraisement, Valuation, Stay, Extension and Redemption Laws ........................29
         6.9      Receiver ......................................................................................30
         6.10     Suits to Protect the Trust Estate .............................................................30
         6.11     Proofs of Claim ...............................................................................30
         6.12     Trustor to Pay the Obligations on Any Default in Payment; Application of Monies by Beneficiary 31
         6.13     Delay or Omission; No Waiver ..................................................................31
         6.14     No Waiver of One Default to Affect Another ....................................................31
         6.15     Discontinuance of Proceedings; Position of Parties Restored ...................................32
         6.16     Remedies Cumulative ...........................................................................32
         6.17     Interest After Event of Default ...............................................................32
         6.18     Foreclosure; Expenses of Litigation ...........................................................33
         6.19     Deficiency Judgments ..........................................................................33
         6.20     Waiver of Jury Trial ..........................................................................33
         6.21     Exculpation of Beneficiary ....................................................................33

ARTICLE VII. RIGHTS AND RESPONSIBILITIES OF TRUSTEE; OTHER PROVISIONS RELATING TO TRUSTEE .......................34

         7.1      Exercise of Remedies by Trustee ...............................................................34
         7.2      Rights and Privileges of Trustee ..............................................................34
         7.3      Resignation or Replacement of Trustee .........................................................34
         7.4      Authority of Beneficiary ......................................................................35
         7.5      Effect of Appointment of Successor Trustee ....................................................35
         7.6      Confirmation of Transfer and Succession .......................................................35
         7.7      Exculpation ...................................................................................35
         7.8      Multiple Trustees .............................................................................36

ARTICLE VIII. MISCELLANEOUS PROVISIONS ..........................................................................36

         8.1      Heirs, Successors and Assigns Included in Parties .............................................36
         8.2      Addresses for Notices, Etc ....................................................................36
         8.3      Change of Notice Address ......................................................................37
         8.4      Headings ......................................................................................37
         8.5      Invalid Provisions to Affect No Others ........................................................37
         8.6      Changes and Priority Over Intervening Liens ...................................................37
         8.7      Estoppel Certificates .........................................................................37
         8.8      Waiver of Setoff and Counterclaim .............................................................38
         8.9      Governing Law .................................................................................38
         8.10     Required Notices ..............................................................................38
         8.11     Reconveyance ..................................................................................39
         8.12     Attorneys' Fees ...............................................................................39
         8.13     Late Charges ..................................................................................39

                                                  TABLE OF CONTENTS
                                                                                                               PAGE
                                                                                                               ----
         8.14     Cost of Accounting ............................................................................39
         8.15     Right of Entry ................................................................................39
         8.16     Corrections ...................................................................................39
         8.17     Statute of Limitations.........................................................................39
         8.18     Subrogation ...................................................................................39
         8.19     Context .......................................................................................40
         8.20     Time ..........................................................................................40
         8.21     Interpretation ................................................................................40
         8.22     Effect of NRS 107.030 .........................................................................40
         8.23     Amendments ....................................................................................40
         8.24     Deed of Trust .................................................................................40
         8.25     Bank Deed of Trust ............................................................................40

ARTICLE IX. POWER OF ATTORNEY ...................................................................................41

         9.1      Grant of Power ................................................................................41

ARTICLE X. GUARANTOR PROVISIONS .................................................................................41

         10.1     Absolute and Unconditional Obligations ........................................................41
         10.2     Waiver ........................................................................................41
         10.3     Net Worth Limitation ..........................................................................43


SCHEDULE A        DESCRIPTION OF THE LAND
SCHEDULE B        DESCRIPTION OF THE LEASED PREMISES

                 DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES,
                      SECURITY AGREEMENT AND FIXTURE FILING

         THIS DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, SECURITY AGREEMENT AND FIXTURE FILING (as it may be amended, supplemented; increased or otherwise modified from time to time, the "DEED OF TRUST") is made and effective as of May 26, 2004 by Stratosphere Corporation, a Delaware corporation (together with all successors and assigns of the Trust Estate, "TRUSTOR"), whose address is 2000 Las Vegas Boulevard South, Las Vegas, Nevada 89104, to Lawyers Title of Nevada, whose address is 1210 S. Valley View Boulevard, Las Vegas, Nevada 89102, as trustee ("TRUSTEE"), for the benefit of Wilmington Trust Company, a Delaware banking company ("BENEFICIARY"), whose address is Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, in its capacity as trustee (together with any substitutes, successors, assignees or additional trustees under the Indenture (as defined below), the "INDENTURE TRUSTEE") under the Indenture, for the benefit of the Secured Parties (as defined below).

         THIS INSTRUMENT SECURES FUTURE ADVANCES. THE MAXIMUM AMOUNT OF PRINCIPAL TO BE SECURED HEREBY IS $600,000,000. THIS INSTRUMENT IS TO BE GOVERNED BY THE PROVISIONS OF NRS 106.300 THROUGH NRS 106.400 INCLUSIVE.

         INTEREST ON CERTAIN OF THE OBLIGATIONS SECURED HEREBY ACCRUES AT A RATE THAT MAY FLUCTUATE FROM TIME TO TIME.

                                    RECITALS:

         WHEREAS, pursuant to that certain Indenture, dated as of January 29, 2004 (as the same may be amended, supplemented or otherwise modified from time to time, the "INDENTURE"), by and among American Casino & Entertainment Properties LLC, a Delaware limited liability company ("ACEP"), American Casino & Entertainment Properties Finance Corp., a Delaware corporation (together with ACEP, the "ISSUERS"), Trustor, certain Affiliates (as defined below) of Trustor party thereto and the Indenture Trustee, for the benefit of the registered holders (the "HOLDERS") of the Notes (as defined below), the Issuers issued $215,000,000 aggregate principal amount of their 7.85% Senior Secured Notes due 2012 (as they may be amended, supplemented, replaced or exchanged from time to time, and including any Additional Notes (as defined in the Indenture) issued from time to time under the Indenture, the "NOTES");

         WHEREAS, Trustor has guaranteed all obligations of the Issuers (the "NOTE GUARANTEE") under the Indenture Documents (as defined below);

         WHEREAS, the net proceeds of the Notes together with certain other funds (and with any interest accrued thereon, the "NET PROCEEDS") have been placed in an escrow account (the "NOTE PROCEEDS ACCOUNT") pursuant to that certain Escrow and Security Agreement, dated as of January 29, 2004 (the "ESCROW AND SECURITY AGREEMENT"), by and among the Issuers, American Real Estate Holdings Limited Partnership, the Indenture Trustee, and Fleet National Bank, as, among other capacities, escrow agent;

         WHEREAS, all obligations of Trustor to the Secured Parties under the Note Guarantee are to be secured, in part, by the Trust Estate pursuant to this Deed of Trust in accordance with the terms hereof;

         WHEREAS, it is a condition precedent to the release of the Net Proceeds from the Note Proceeds Account under the Escrow and Security Agreement and a covenant under the Indenture that Trustor shall have executed and delivered this Deed of Trust to Beneficiary;

         WHEREAS, ACEP is the parent of Trustor; and

         WHEREAS, the Issuers and Trustor are engaged in related businesses, and Trustor will derive substantial direct and indirect benefit from the release of the Net Proceeds from the Note Proceeds Account.

         NOW, THEREFORE, in consideration of Ten Dollars, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the purpose of securing in favor of Beneficiary, for the benefit of the Secured Parties, the Obligations, Trustor, in consideration of the premises, and for the purposes aforesaid hereby agrees as follows:

                                   ARTICLE I.
                                  DEFINITIONS

         1.1 DEFINED TERMS. As used in this Deed of Trust, the following terms have the meanings hereinafter set forth.


         "ACCOUNTS RECEIVABLE" has the meaning set forth in Section 9-102 (NRS 104.9102) of the UCC for the term "account."

         "ADMINISTRATIVE AGENT" has the meaning given to in Section 8.25 hereof.

         "ACEP" has the meaning given to it in the Recitals hereof.

         "APPURTENANT RIGHTS" means all and singular tenements, hereditaments, rights, reversions, remainders, development rights, privileges, benefits, easements (in gross or appurtenant), rights-of-way, licenses, gores or strips of land, streets, ways, alleys, passages, sewer rights, water courses, water rights and powers, and all appurtenances whatsoever and claims or demands of Trustor at law or in equity in any way belonging, benefiting, relating or appertaining to the Land, Trustor, the airspace over the Land, the Improvements or any of the Trust Estate encumbered by this Deed of Trust, or that hereinafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Trustor.

         "BANKRUPTCY" means, with respect to any Person, that (a) a court having jurisdiction in the Trust Estate shall have entered a decree or order for relief in respect of such Person in an involuntary case under the Bankruptcy Law, which decree or order has not been stayed; or any other similar relief shall have been granted under any applicable federal or state law; or (b) an involuntary case shall be commenced against such Person, under the Bankruptcy Law, or a decree or order of a court having jurisdiction in the Trust Estate for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over such Person, or over all or a substantial part of its property, shall have been entered; or there shall have occurred the involuntary appointment of an interim receiver, trustee or other custodian of such Person, for all or a substantial part of its property; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of such Person, and any such event described in this clause (b) shall continue for 60 days unless dismissed, bonded or discharged; or (c) such Person shall have an order for relief entered with respect to it or shall commence a voluntary case under the Bankruptcy Law or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or such Person shall make any assignment for the benefit of creditors, or shall be Insolvent; or (d) such Person shall, or the board of directors (or similar body) of such Person (or any committee thereof) shall, adopt any resolution or otherwise authorize any action to approve any of the actions referred to in clause (c) above.

         "BANKRUPTCY LAW" means Title 11 of the United States Code entitled "Bankruptcy," as now and hereafter in effect, or any successor statute thereto or any similar federal or state law for the relief of debtors.

         "BANK DEED OF TRUST" has the meaning given to it in Section 8.25 hereof

         "BENEFICIARY" has the meaning given to it in the Preamble hereof.

         "BUSINESS DAY" means any day that is not a Saturday, a Sunday or a day on which banking institutions in the State of Nevada or the City of New York are not required to be open.

         "CHARLESTON HEIGHTS LEASE" means that certain Lease Agreement, dated as of August 7, 1998, as amended April 6, 1999, by and between Trustor (as successor in interest to Arizona Charlie's, Inc.) and Charleston Heights Shopping Center, a Nevada general partnership, as amended, restated, renewed or extended from time to time in the future in compliance with the terms hereof

         "DEED OF TRUST" has the meaning given to it in the Preamble hereof.

         "ESCROW AND SECURITY AGREEMENT" has the meaning given to it in the Recitals hereof.

         "ESTOPPEL CERTIFICATE" has the meaning given to it in Section 8.7 hereof.

         "EVENT OF DEFAULT" has the meaning given to it in Section 5.1 hereof.

         "FF&E" means all furniture, fixtures, equipment, appurtenances and personal property now or in the future contained in, used in connection with, attached to, or otherwise useful or convenient to the use, operation, or occupancy of, or placed on, but unattached to, any part of the Site or Improvements whether or not the same constitutes real property or fixtures in the State of

Nevada, including all removable window and floor coverings, all furniture and furnishings, heating, lighting, plumbing, ventilating, air conditioning, refrigerating, incinerating and elevator and escalator plants, cooking facilities, vacuum cleaning systems, public address and communication systems, sprinkler systems and other fire prevention and extinguishing apparatus and materials, motors, machinery, pipes, appliances, equipment, fittings, fixtures, and building materials, all gaming and financial equipment, computer equipment, calculators, adding machines, gaming tables, video game and slot machines, and any other electronic equipment of every nature used or located on any part of the Site or Improvements, together with all Venetian blinds, shades, draperies, drapery and curtain rods, brackets, bulbs, cleaning apparatus, mirrors, lamps, ornaments, cooling apparatus and equipment, ranges and ovens, garbage disposals, dishwashers, mantels, and any and all such property that is at any time installed in, affixed to or placed upon the Site or Improvements.

         "GAMING LAWS" means the gaming laws, rules, regulations or ordinances and the laws, rules, regulations or ordinances governing the sale and distribution of alcoholic beverages of any jurisdiction or jurisdictions to which either of the Issuers, Trustor or any other Restricted Subsidiary is, or may be at any time after the date of the Indenture, subject, including, without limitation, the Nevada Gaming Control Act, codified as Chapter 463 of the Nevada Revised Statutes and the regulations of the Nevada Gaming Commission promulgated thereunder.

         "GOVERNMENTAL AUTHORITY" means any agency, authority, board, bureau, commission, department, office, public entity, or instrumentality of any nature whatsoever of the United States federal or foreign government, any state, province or any city or other political subdivision or otherwise, whether now or hereafter in existence, or any officer or official thereof, including, without limitation, any Nevada Gaming Authority.

         "HOLDERS" has the meaning given to it in the Recitals hereof.

         "IMPOSITION" means any taxes, assessments, water rates, sewer rates, maintenance charges, other governmental impositions and other charges now or hereafter levied or assessed or imposed against the Trust Estate or any part thereof.

         "IMPROVEMENTS" means (a) all the buildings, structures, facilities and improvements of every nature whatsoever now or hereafter situated on the Site or any real property encumbered hereby, and (b) all fixtures, machinery, appliances, building or other materials, equipment, including without limitation all gaming equipment and devices, and all machinery, equipment, engines, appliances and fixtures for generating or distributing air, water, heat, electricity, light, fuel or refrigeration, or for ventilating or sanitary purposes, or for the exclusion of vermin or insects, or for the removal of dust, refuse or garbage; all wall-beds, wall-safes, built-in furniture and installations, shelving, lockers, partitions, doorstops, vaults, motors, elevators, dumb-waiters, awnings, window shades, Venetian blinds, light fixtures, fire hoses and brackets and boxes for the same, fire sprinklers, alarm, surveillance and security systems, computers, drapes, drapery rods and brackets, mirrors, mantels, screens, linoleum, carpets and carpeting, plumbing, bathtubs, sinks, basins, pipes, faucets, water closets, laundry equipment, washers, dryers, ice-boxes and heating units; all kitchen and restaurant equipment, including but not limited to stoves, refrigerators, ovens, ranges, dishwashers, disposals, water heaters, incinerators, communication systems, and equipment; hot tubs, swimming pool heaters and equipment and all other attached recreational equipment (computerized and otherwise), beauty and barber equipment, all amusement rides and attractions attached to the Site, all specifically designed installations and furnishings of every nature whatsoever now or hereafter owned or leased by Trustor or in which Trustor has any rights or interest and located in or on, or attached to, or used or intended to be used or that are now or may hereafter be appropriated for use on or in connection with the operation of the Site or any real or personal property encumbered hereby or any other Improvements, or in connection with any construction being conducted or that may be conducted thereon, and all extensions, additions, accessions, improvements, betterments, renewals, substitutions, and replacements to any of the foregoing, and all of the right, title and interest of Trustor in and to any such property, which, to the fullest extent permitted by law, shall be conclusively deemed fixtures and improvements and a part of the real property hereby encumbered.

         "INDEMNITY AGREEMENT" means that certain Indemnity Agreement, dated as of even date herewith, by Trustor to Beneficiary and certain other indemnified parties named therein.

         "INDENTURE" has the meaning given to it in the Recitals hereof.

         "INDENTURE DOCUMENTS" means, collectively, the Indenture, the Notes, the Indemnity Agreement, this Deed of Trust and the other Collateral Documents and all other documents executed in connection with any of the foregoing, as they may be amended, supplemented or otherwise modified from time to time in accordance with the Intercreditor Agreement.

         "INDENTURE TRUSTEE" has the meaning given to it in the Recitals hereof.

         "INSOLVENT" means with respect to any Person, that such Person shall be deemed to be insolvent if it shall fail generally, or shall admit in writing its inability, to pay its debts as such debts become due and payable and/or if the fair salable value of its assets is less than the amount required to pay its probable liability on its existing debts as they become absolute and matured.

         "INTANGIBLE COLLATERAL" means (a) the rights to use all names and all derivations thereof now or hereafter used by Trustor in connection with the Site or Improvements, together with the goodwill associated therewith, and all names, logos, and designs used by Trustor, or in connection with the Site or in which Trustor has rights, with the exclusive right to use such names, logos, and designs wherever they are now or hereafter used in connection with the Site or the Improvements (or in connection with the marketing thereof) and all other trade names, trademarks or service marks, whether or not registered, now or hereafter used in connection with the Site or the Improvements, including, without limitation, any interest as a lessee, licensee or franchisee, and, in each case, together with the goodwill associated therewith; (b) subject to the absolute assignment contained herein, the Rents; (c) any and all books, records, customer lists, concession agreements, supply or service contracts, licenses, permits, governmental approvals (to the extent such licenses, permits and approvals may be pledged under applicable law), signs, goodwill, casino and hotel credit and charge records, supplier lists, checking accounts, safe deposit boxes (excluding the contents of such deposit boxes owned by Persons other than Trustor and its Subsidiaries), cash, instruments, chattel papers, including inter-company notes and pledges, documents, unearned premiums, deposits, refunds, including but not limited to income tax refunds, prepaid expenses, rebates, tax and insurance escrow and impound accounts, if any, actions and rights in action, and all other claims, including without limitation condemnation awards and insurance proceeds; and all other contract rights and general intangibles resulting from or used in connection with the operation and occupancy of the Trust Estate and the Improvements and in which Trustor now or hereafter has rights; and (d) general intangibles, vacation license resort agreements or other time share license or right to use agreements, including without limitation all rents, issues, profits, income and maintenance fees resulting therefrom, whether any of the foregoing is now owned or hereafter acquired.

         "INTERCREDITOR AGREEMENT" means that certain Intercreditor Agreement, dated as of January 29, 2004, by and among the Indenture Trustee and Bear Steams Corporate Lending, Inc., as administrative agent and collateral agent.

         "ISSUERS" has the meaning given to it in the Recitals hereof.

         "LAND" means the real property situated in the County of Clark, State of Nevada, more specifically described in Schedule A attached hereto and incorporated herein by reference, including any after acquired title thereto.

         "LANDLORD RIGHTS" has the meaning given to it in Section 2.1(g) hereof.

         "LEASED PREMISES" means the real property and fixtures situated in the County of Clark, State of Nevada described in the Charleston Heights Lease as more specifically described in Schedule B hereto.

         "LEASE SECURITY" has the meaning given to it in Section 2.1(g) hereof.

         "LEGAL REQUIREMENTS" means all applicable restrictive covenants, applicable zoning and subdivision ordinances and building codes, all applicable health and Environmental Laws and regulations, all applicable gaming laws and regulations, and all other applicable laws, ordinances, rules, regulations, judicial decisions, administrative orders, and other requirements of any Governmental Authority having jurisdiction over Trustor, the Trust Estate and/or any Affiliate of Trustor, in effect either at the time of execution of this Deed of Trust or at any time during the term hereof, including, without limitation, all Gaming Laws.

         "NET PROCEEDS" has the meaning given to it in the Recitals hereof

         "NEVADA GAMING LICENSE" means any gaming license necessary for the ownership, maintenance, financing or operation of the Site or the Improvements, whether issued and/or required by Nevada Gaming Authorities, Gaming Laws or otherwise.

         "NOTE GUARANTEE" has the meaning given to it in the Recitals hereof

         "NOTE PROCEEDS ACCOUNT" has the meaning given to it in the Recitals hereof.

         "NOTES" has the meaning given to it in the Recitals hereof.

         "NRS" means the Nevada Revised Statutes as in effect from time to time.

         "OBLIGATIONS" means (a) the payment and performance by Trustor of each covenant, agreement, obligation and liability of Trustor contained in each and every Indenture Document to which it is a party or by which it is bound, (b) the payment of such additional loans or advances as hereafter may be made to Trustor (individually or jointly and severally with any other Person) or its successors or assigns when evidenced by a promissory note or notes reciting that they are secured by this Deed of Trust; provided, however, that any and all future advances by Beneficiary to Trustor made for the improvement, protection or preservation of the Trust Estate, together with interest at the rate applicable to overdue principal set forth in the Indenture, shall be automatically secured hereby unless such a note or instrument evidencing such advances specifically recites that it is not intended to be secured hereby and (c) the payment of all sums expended or advanced by Beneficiary under or pursuant to the terms of the Deed of Trust or to protect the security hereof (including Protective Advances as such term is defined in Section 6.2 hereof), together with interest thereon as herein provided (without limiting the generality of the protections afforded by NRS Chapter 106.300 through 106.400, funds disbursed that, in the reasonable exercise of Beneficiary's judgment, are needed to protect Beneficiary's security in the Trust Estate are to be deemed obligatory advances hereunder and will be added to the total indebtedness secured by this Deed of Trust and such indebtedness shall be increased accordingly).

         "PERMITTED DISPOSITIONS" means (a) the sale, transfer, lease or other disposition of assets in the Trust Estate, in the ordinary course of business and of inventory held in the ordinary course of business and (b) other sales, transfers, leases or other dispositions of assets in the Trust Estate, including entering into Space Leases; provided that, in each case, all applicable provisions of the Indenture Documents are complied with.

         "PERMITTED ENCUMBRANCES" means (a) those Liens and exceptions set forth on Schedule B of Exhibit E-1 of the Escrow and Security Agreement and (b) those Liens set forth in clauses (7), (8), (10) and (17) of the definition of "Permitted Liens" set forth in the Indenture.

         "PERSON" means any individual, corporation, partnership, limited liability company or partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

         "PERSONAL PROPERTY" has the meaning set forth in Section 3.11 hereof.

         "PLEDGE AND SECURITY AGREEMENT" means that certain Pledge and Security Agreement of even date herewith made by the Issuers, Trustor and certain Affiliates of Trustor in favor of Beneficiary, for the benefit of, among others, the Secured Parties.

         "PROCEEDS" has the meaning assigned to it under the UCC and, in any event, shall include but not be limited to (a) any and all proceeds of any insurance (including without limitation property casualty and title insurance), indemnity, warranty or guaranty payable from time to time with respect to any of the Trust Estate; (b) any and all payments in any form whatsoever made or due and payable from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Trust Estate by any Governmental

Authority; (c) subject to the absolute assignment contained herein, the Rents or other benefits arising out of, in connection with or pursuant to any Space Lease of the Trust Estate; and (d) any and all other amounts from time to time paid or payable in connection with any of the Trust Estate; provided, however, that Trustor is not authorized to dispose of any of the Trust Estate unless such disposition is a Permitted Disposition.

         "PROTECTIVE ADVANCES" has the meaning given to it in Section 6.2 hereof.

         "RENTS" means all rents, room revenues, income, receipts, issues, profits, revenues and maintenance fees, room, food and beverage revenues, license and concession fees, income, proceeds and other benefits to which Trustor may now or hereafter be entitled from the Site, the Improvements, the Space Leases or any property encumbered hereby or any business or other activity conducted by Trustor at the Site or the Improvements.

         "SECURED PARTIES" means Beneficiary and the Holders.

         "SITE" means the Land and the Appurtenant Rights.

         "SPACE LEASES" means any and all leases, subleases, lettings, licenses, concessions, operating agreements, management agreements, and all other agreements affecting the Trust Estate that Trustor has entered into, taken by assignment, taken subject to, or assumed, or has otherwise become bound by, now or in the future, that give any Person the right to conduct its business on, or otherwise use, operate or occupy, all or any portion of the Site or Improvements and any leases, agreements or arrangements permitting anyone to enter upon or use any of the Trust Estate to extract or remove natural resources of any kind, together with all amendments, extensions, and renewals of the foregoing, together with all rental, occupancy, service, maintenance or any other similar agreements pertaining to use or occupation of, or the rendering of services at the Site, the Improvements or any part thereof.

         "SPACE LESSEE(S)" means any and all tenants, licensees, or other grantees of the Space Leases and any and all guarantors, sureties, endorsers or others having primary or secondary liability with respect to such Space Leases.

         "TANGIBLE COLLATERAL" means all personal property, goods, equipment, supplies, building and other materials of every nature whatsoever and all other tangible personal property used in the operation of the hotel, casino, restaurants, stores, parking facilities, and all other commercial operations on the Site or Improvements, including but not limited to communication systems, visual and electronic surveillance systems and transportation systems and not constituting a part of the real property subject to the real property Lien of this Deed of Trust and including all property and materials stored therein in which Trustor has an interest and all tools, utensils, food and beverage, liquor, uniforms, linens, housekeeping and maintenance supplies, vehicles, fuel, advertising and promotional material, blueprints, surveys, plans and other documents relating to the Site or Improvements, and all construction materials and all furnishings, fixtures and equipment, including, but not limited to, all FF&E.

         "TITLE INSURER" means Lawyers Title Insurance Corporation.

         "TRUSTEE" has the meaning given to it in the Preamble hereof.

         "TRUST ESTATE" means all of the property described in Granting Clauses
(a) through (o) in Section 2.1 hereof, inclusive, and each item of property therein described.

         "TRUSTOR" has the meaning given to it in the Preamble hereof.

         "UCC" means the Uniform Commercial Code in effect in the State of Nevada from time to time, NRS chapters 104 and 104A.

         1.2 TERMS DEFINED ELSEWHERE. The following terms have the meanings given to them in the Indenture:

             AFFILIATE
             COLLATERAL DOCUMENTS
             LIEN
             NEVADA GAMING AUTHORITIES
             PERMITTED LIEN
             RESTRICTED SUBSIDIARY
             SUBSIDIARY

                                   ARTICLE II.
                                      GRANT

         2.1 GRANT. Trustor, does hereby ASSIGN, BARGAIN, CONVEY, PLEDGE, RELEASE, HYPOTHECATE, WARRANT, AND TRANSFER WITH POWER OF SALE UNTO TRUSTEE IN TRUST FOR THE BENEFIT OF BENEFICIARY, FOR THE BENEFIT OF THE SECURED PARTIES, FOR THE PURPOSE OF SECURING IN FAVOR OF BENEFICIARY, FOR THE BENEFIT OF THE SECURED PARTIES, THE OBLIGATIONS, each of the following:

             (a)      The Land;

             (b) TOGETHER WITH all the estate, right, title and interest of Trustor of, in and to the Improvements;

             (c) TOGETHER WITH all the estate, right, title and interest of Trustor of, in and to the Appurtenant Rights;

             (d) TOGETHER WITH all the estate, right, title and interest of Trustor of, in and to the Tangible Collateral to the extent permitted by, or not prohibited by, Gaming Laws and other Legal Requirements;

             (e) TOGETHER WITH all the estate, right, title and interest of Trustor of, in and to the Intangible Collateral to the extent permitted by, or not prohibited by, Gaming Laws and other Legal Requirements;

             (f) TOGETHER WITH (i) all the estate, right, title and interest of Trustor of, in and to all judgments and decrees, insurance proceeds, awards of damages and settlements hereafter made resulting from condemnation proceedings or the taking of any of the property described in Granting Clauses
(a), (b), (c), (d) and (e) hereof or any part thereof under the power of eminent domain, or for any damage (whether caused by such taking or otherwise) to the property described in Granting Clauses (a), (b), (c), (d) and (e) hereof or any part thereof, or to any Appurtenant Rights thereto, and Beneficiary is (subject to the terms hereof) hereby authorized to collect and receive said awards and proceeds and to give proper receipts and acquittance therefor, and (subject to the terms hereof) to apply the same toward the payment of the indebtedness and other sums secured hereby, notwithstanding the fact that the amount owing thereon may not then be due and payable; (ii) all proceeds of any sales or other dispositions of the property or rights described in Granting Clauses (a), (b),
(c), (d) and (e) hereof or any part thereof whether voluntary or involuntary; provided, however, that the foregoing shall not be deemed to permit such sales, transfers, or other dispositions except as specifically permitted herein; and
(iii) whether arising from any voluntary or involuntary disposition of the property described in Granting Clauses (a), (b), (c), (d) and (e), all Proceeds, products, replacements, additions, substitutions, renewals and accessions, remainders, reversions and after-acquired interest in, of and to such property;

             (g) TOGETHER WITH the absolute assignment of all right, title and interest of Trustor of, in and to any Space Leases or any part thereof that Trustor has entered into, taken by assignment, taken subject to, or assumed, or has otherwise become bound by, now or in the future, together with all of the following (including all "Cash Collateral" within the meaning of the Bankruptcy
Law) arising from the Space Leases: (i) Rents (subject, however, to the aforesaid absolute assignment to Trustee for the benefit of Beneficiary and the conditional permission hereinbelow given to Trustor to collect the Rents), (ii) all guarantees, letters of credit, security deposits, collateral, cash deposits, and other credit enhancement, documents, arrangements and other measures with respect to the Space Leases (the "LEASE SECURITY"), (iii) all of Trustor's right, title, and interest under the Space Leases (the "LANDLORD'S RIGHTS"), including (A) the right to receive and collect the Rents from the lessee, sublessee or licensee, or their successor(s), under any Space Lease(s) and (B) the right to enforce against any tenants thereunder and otherwise any and all remedies under the Space Leases, including Trustor's right to evict from possession any tenant thereunder or to retain, apply, use, draw upon, pursue, enforce or realize upon any guaranty of any Space Lease; to terminate, modify, or amend the Space Leases; to obtain possession of, use, or occupy, any of the real or personal property subject to the Space Leases; and to enforce or exercise, whether at law or in equity or by any other means, all provisions of the Space Leases and all obligations of the tenants thereunder based upon (y) any breach by such tenant under the applicable Space Lease (including any claim that Trustor may have by reason of a termination, rejection, or disaffirmance of such Space Lease pursuant to any Bankruptcy Law) and (z) the use and occupancy of the premises demised, whether or not pursuant to the applicable Space Lease (including any claim for use and occupancy arising under landlord-tenant law of the State of Nevada or any Bankruptcy Law). Permission is hereby given to Trustor, until such permission is revoked by Beneficiary as hereafter provided, to collect and use the Rents, as they become due and payable, but not more than one (1) month in advance thereof, to collect and use the Lease Security and to exercise Landlord's Rights. Upon the occurrence and during the continuance of an Event of Default, the permission hereby given to Trustor to collect the Rents, to collect and use the Lease Security and to exercise Landlord's Rights may be revoked by Beneficiary upon written notice to

Trustor, but such permission shall be reinstated upon a cure or waiver of such Event of Default. Beneficiary shall have the right, at any time and from time to time, to notify any Space Lessee of the rights of Beneficiary as provided by this Granting Clause (g);

             Notwithstanding anything to the contrary contained herein, the foregoing provisions of this Granting Clause (g) shall not constitute an assignment for purposes of security but shall constitute an absolute and present assignment of the Rents to Beneficiary, subject, however, to the conditional license given to Trustor to collect and use the Rents as hereinabove provided; and the existence or exercise of such right of Trustor shall not operate to subordinate this assignment to any subsequent assignment, in whole or in part, by Trustor;

             (h) TOGETHER WITH all of Trustor's right, title and interest in and to any and all maps, plans, specifications, surveys, studies, tests, reports, data and drawings relating to the Site or the Improvements, including, without limitation, all marketing plans, feasibility studies, soils tests, design contracts and all contracts and agreements of Trustor relating thereto including, without limitation, architectural, structural, mechanical and engineering plans and specifications, studies, data and drawings prepared for or relating to the Site or the construction, renovation or restoration of any of the Improvements or the extraction of minerals, sand, gravel or other valuable substances from the Site and purchase contracts or any agreement granting Trustor a right to acquire any land situated within Clark County, Nevada;

             (i) TOGETHER WITH, to the extent permitted by Gaming Laws and other Legal Requirements, all of Trustor's right, title, and interest in and to any and all licenses, permits, variances, special permits, franchises, certificates, rulings, certifications, validations, exemptions, filings, registrations, authorizations, consents, approvals, waivers, orders, rights and agreements (including, without limitation, options, option rights, contract rights now or hereafter obtained by Trustor from any Governmental Authority having or claiming jurisdiction over the Land, the FF&E, or any other element of the Trust Estate or providing access thereto, or the operation of any business on, at, or from the Site including, without limitation, any liquor or Nevada Gaming Licenses (except for any registrations, licenses, findings of suitability or approvals issued by the Nevada Gaming Authorities or any other liquor or gaming licenses that are non-assignable); provided, that upon an Event of Default, if Beneficiary is not qualified under the Gaming Laws to hold such Nevada Gaming Licenses, then Beneficiary may designate an appropriately qualified third party to which an assignment of such Nevada Gaming Licenses can be made in compliance with the Gaming Laws;

             (j) TOGETHER WITH all the estate, right, title and interest of Trustor of, in and to all water stock, water permits and other water rights relating to the Site;

             (k) TOGETHER WITH all the estate, right, title and interest of Trustor of, in and to all oil and gas and other mineral rights, if any, in or pertaining to the Site and all royalty, leasehold and other rights of Trustor pertaining thereto;

             (l) TOGETHER WITH any and all monies and other property, real or personal, that may from time to time be subjected to the Lien hereof by Trustor or by anyone on its behalf or with its consent, or that may come into the possession or be subject to the control of Trustee or

Beneficiary pursuant to this Deed of Trust or any other Indenture Document, including, without limitation, any Protective Advances under this Deed of Trust; and all of Trustor's right, title, and interest in and to all extensions, improvements, betterments, renewals, substitutes for and replacements of, and all additions, accessions, and appurtenances to, any of the foregoing that Trustor may subsequently acquire or obtain by any means, or construct, assemble, or otherwise place on any of the Trust Estate, and all conversions of any of the foregoing; it being the intention of Trustor that all property hereafter acquired by Trustor and required by the this Deed of Trust or any other Indenture Document to be subject to the Lien of this Deed of Trust or intended so to be shall forthwith upon the acquisition thereof by Trustor be subject to the Lien of this Deed of Trust as if such property were now owned by Trustor and were specifically described in this Deed of Trust and granted hereby or pursuant hereto, and Trustee and Beneficiary are hereby authorized, subject to Gaming Laws and other Legal Requirements, to receive any and all such property as and for additional security for the Obligations. Trustor agrees to take any action as may reasonably be necessary to evidence and perfect such Liens, including, without limitation, the execution of any documents necessary to evidence and perfect such Liens;

             (m) TOGETHER WITH, to the extent permitted by Gaming Laws and any other Legal Requirements, any and all Accounts Receivable and all royalties, earnings, income, Proceeds, products, rents, revenues, reversions, remainders, issues, profits, avails, production payments, and other benefits directly or indirectly derived or otherwise arising from any of the foregoing, all of which are hereby assigned to Beneficiary, who, except as otherwise expressly provided in this Deed of Trust (including the provisions of Section 3.12 hereof), is authorized to collect and receive the same, to give receipts and acquittances therefor and to apply the same to the Obligations, whether or not then due and payable;

             (n) TOGETHER WITH Proceeds of the foregoing property described in Granting Clauses (a) through (m);

             (o) TOGETHER WITH Trustor's rights further to assign, sell, lease, encumber or otherwise transfer or dispose of the property described in Granting Clauses (a) through (n) inclusive, above, for debt or otherwise; and

             (p) TOGETHER WITH any right of Trustor to elect to terminate the Charleston Heights Lease or remain in possession of the Leased Premises pursuant to 11 U.S.C. section 365(h)(1) or any similar provision of applicable law and any possessory rights of Trustor in the Leased Premises pursuant to 11 U.S.C. section 365(h)(2) or any other similar provision of applicable law; and

             (q) EXPRESSLY EXCLUDING, HOWEVER, any assets expressly excluded from the definition of "Collateral" in the Pledge and Security Agreement.

         2.2 TRUSTOR'S RIGHT TO ENCUMBER THE TRUST ESTATE. Trustor, for itself and its successors and assigns, covenants and agrees that Trustor has good right, full power and lawful authority to assign, grant, convey, warrant, transfer, bargain or sell its interests in the Trust Estate in the manner and form as aforesaid, and that the Trust Estate is free and clear of all Liens whatsoever, except Permitted Liens, and Trustor shall warrant and forever defend the above-bargained property in the quiet and peaceable possession of Trustee and its successors and assigns against each and every Person lawfully or otherwise claiming or to claim the whole or any part thereof, except for Permitted Liens. Trustor agrees that any greater title to the Trust Estate hereafter acquired by Trustor during the term hereof shall be automatically subject hereto.

                                  ARTICLE III.
              REPRESENTATIONS, WARRANTIES AND COVENANTS OF TRUSTOR

         Trustor represents, warrants and covenants to Beneficiary and the Secured Parties, as follows:

         3.1 PERFORMANCE OF INDENTURE DOCUMENTS. Trustor shall perform, observe and comply with each and every provision hereof, and with each and every provision contained in the Deed of Trust and the other Indenture Documents relating to Trustor and shall promptly pay to Beneficiary or the Person specified in the relevant Indenture Document, as applicable, when payment shall become due, the principal with interest thereon and all other sums required to be paid by Trustor under this Deed of Trust or any other Indenture Document.

         3.2 GENERAL REPRESENTATIONS, COVENANTS AND WARRANTIES. (a) Trustor has good and marketable title to an indefeasible fee estate in the Land, free and clear of all encumbrances except Permitted Encumbrances, and it has the right to hold, occupy and enjoy its interest in the Trust Estate, and has good right, full power and lawful authority to subject the Trust Estate to the Lien of this Deed of Trust and pledge the same as provided herein and Beneficiary may at all times peaceably and quietly enter upon, hold, occupy and enjoy the entire Trust Estate in accordance with the terms hereof; (b) Trustor is not Insolvent and no Bankruptcy or insolvency proceedings are pending or contemplated by or, to the best of Trustor's knowledge, threatened against Trustor; (c) other than amounts subject to mechanics' liens constituting Permitted Encumbrances, all costs arising from construction of any Improvements, the performance of any labor and the purchase of all Tangible Collateral and Improvements have been or shall be paid when due; (d) the Land has direct access for ingress and egress to dedicated street(s); (e) Trustor shall at all times conduct and operate the Trust Estate in a manner so as not to lose the right to conduct gaming activities on the Trust Estate; (f) no material part of the Trust Estate has been damaged, destroyed, condemned or abandoned; and (g) as of the date hereof, no part of the Trust Estate is the subject of condemnation proceedings and Trustor has no knowledge of any contemplated or pending condemnation proceeding with respect to any portion of the Trust Estate.

         3.3 COMPLIANCE WITH LEGAL REQUIREMENTS. Except as provided in the Indenture, Trustor shall promptly, fully, and faithfully comply in all material respects with all Legal Requirements and shall cause all portions of the Trust Estate and its use and occupancy to fully comply in all material respects with Legal Requirements at all times, whether or not such compliance requires work or remedial measures that are ordinary or extraordinary, foreseen or unforeseen, structural or nonstructural, or that interfere with the use or enjoyment of the Trust Estate.

         3.4 TAXES. Except as otherwise permitted by the Indenture, (a) Trustor shall pay all Impositions as they become due and payable and shall deliver to Beneficiary promptly upon

Beneficiary's request, evidence satisfactory to Beneficiary that the Impositions have been paid or are not delinquent; (b) Trustor shall not suffer to exist, permit or initiate the joint assessment of the real and personal property, or any other procedure whereby the Lien of the real property taxes and the Lien of the personal property taxes shall be assessed, levied or charged to the Land as a single Lien; and (c) in the event of the passage of any law deducting from the value of real property for the purposes of taxation any Lien thereon, or changing in any way the taxation of deeds of trust or obligations secured thereby for state or local purposes, or the manner of collecting such taxes and imposing a tax, either directly or indirectly, on this Deed of Trust or the other Indenture Documents to which Trustor is a party, Trustor shall pay all such taxes.

         3.5 INSURANCE.

             (a) Trustor shall at its sole expense obtain for, deliver to, assign and maintain for the benefit of Beneficiary, during the term of this Deed of Trust, insurance policies insuring the Trust Estate and liability insurance policies, all in accordance with the requirements of the Indenture Documents. Trustor shall pay promptly when due any premiums on such insurance policies and on any renewals thereof. In the event of the foreclosure of this Deed of Trust or any other transfer of title to the Trust Estate in partial or complete extinguishment of the Obligations, all right, title and interest of Beneficiary in and to all insurance policies and renewals thereof then in force shall pass to the purchaser or grantee.

             (b) All Proceeds from any insurance policies, including without limitation, business interruption insurance shall be collected, held, handled and disbursed in accordance with the provisions of the Indenture.

             (c) Trustor shall not violate or permit to be violated any of the conditions or provisions of any policy of insurance required by this Deed of Trust or any other Indenture Document and Trustor shall so perform and satisfy the requirements of the companies writing such policies that, at all times, companies of good standing shall be willing to write and/or continue such insurance. Trustor further covenants to promptly send to Beneficiary all notices relating to any violation of such policies or otherwise affecting Trustor's insurance coverage or ability to obtain and maintain such insurance coverage.

         3.6 CONDEMNATION. Trustor, within five (5) Business Days of obtaining knowledge of the institution of any proceedings for the condemnation of the Trust Estate or any portion thereof, shall notify Trustee and Beneficiary of the pendency of such proceedings. Beneficiary may participate in any such proceedings and Trustor from time to time shall execute and deliver to Beneficiary all instruments requested by it to permit such participation; provided, however, that such instruments shall be deemed as supplemental to the foregoing grant of permission to Trustee and Beneficiary, and unless otherwise required by applicable law, the foregoing permission shall, without more, be deemed sufficient to permit Trustee and/or Beneficiary to participate in such proceedings on behalf of Trustor. All such compensation awards, damages, claims, rights of action and Proceeds, and any other payments or relief, and the right thereto, are, whether paid to Beneficiary or Trustor or a third party trustee, included in the Trust Estate. Beneficiary, after deducting therefrom all its expenses, including reasonable attorneys' fees and expenses, shall apply all Proceeds paid directly to it in accordance with the provisions of the

Indenture. All Proceeds paid directly to Trustor shall be given by Trustor immediately to Beneficiary and, after Beneficiary deducts therefrom all its expenses, including reasonable attorneys' fees and expenses, Beneficiary shall apply all remaining amounts in accordance with the provisions of the Indenture. To the extent that any condemnation proceeds are not required to be applied towards restoration of the Improvements upon the Site, then said condemnation proceeds shall be applied in accordance with the Indenture. Trustor hereby waives any rights it may have under NRS 37:115, as amended or recodified from time to time.

         3.7 CARE OF TRUST ESTATE.


             (a) Trustor shall preserve and maintain the Trust Estate in good condition and repair. Trustor shall not permit, commit or suffer to exist any waste, impairment or deterioration of the Trust Estate or of any part thereof that in any manner materially impairs Beneficiary's security hereunder and shall not take any action that will increase the risk of fire or other hazard to any part of the Trust Estate.

             (b) Except for Permitted Dispositions, no material part of the Improvements or Tangible Collateral that are part of the Trust Estate shall be removed, demolished or materially altered, without the prior written consent of Beneficiary. Trustor shall have the right, without such consent, to remove and dispose of free from the Lien of this Deed of Trust any part of the Improvements or Tangible Collateral that are part of the Trust Estate as from time to time may become worn out or obsolete or otherwise not useful in connection with the operation of the Trust Estate, provided that either (i) such removal or disposition does not materially affect the value of the Trust Estate or (ii) prior to or promptly following such removal, any such property shall be replaced with other property of substantially equal utility and of a value at least substantially equal to that of the replaced property when first acquired and free from any Lien of any other Person (subject only to Permitted Liens), and by such removal and replacement Trustor shall be deemed to have subjected such replacement property to the Lien of this Deed of Trust. \

         3.8 LEASES.

             (a) Except for the assignment effected hereby and in the other Collateral Documents, Trustor has not executed any assignment or pledge of any of the Space Leases, the Rents, or of Trustor's right, title and interest in the same.

             (b) This Deed of Trust does not and will not constitute a violation or default under any Space Lease, and is and shall at all times constitute a valid Lien on Trustor's interests in the Space Leases.

             (c) Trustor shall not enter into any Space Lease or any modifications or amendments to any Space Lease, either orally or in writing, unless such Space Lease complies with the requirements of the Indenture Documents.

             (d) After an Event of Default, upon the request of Beneficiary, Trustor shall deliver to Beneficiary executed copies of all Space Leases.

         3.9 FURTHER ENCUMBRANCE.


             (a) At all times prior to the discharge of the Obligations, except for Permitted Liens and Permitted Dispositions, Trustor shall neither make nor suffer to exist, nor enter into any agreement (unless it is contingent upon satisfaction of all conditions for a Permitted Lien or Permitted Disposition) for, any sale, assignment, exchange, mortgage, transfer, Lien, or hypothecation of all or any part of the Trust Estate, including, without limitation, the Rents. As used herein, "transfer" includes the actual transfer or other disposition, whether voluntary or involuntary, by law, or otherwise, except those transfers specifically permitted herein.

             (b) Trustor agrees that in the event the ownership of the Trust Estate or any part thereof becomes vested in a Person other than Trustor, Beneficiary may, without notice to Trustor, deal in any way with such successor or successors in interest with reference to this Deed of Trust and the Obligations without in any way vitiating or discharging Trustor's or any guarantor's, surety's or endorser's liability hereunder or upon the Obligations. No sale of the Trust Estate and no forbearance to any Person with respect to this Deed of Trust and no extension to any Person of the time for payment of the Obligation, and any other sums hereby secured given by Beneficiary shall operate to release, discharge, modify, change or affect the original liability of Trustor, or such guarantor, surety or endorser either in whole or in part.

        3.10 FURTHER ASSURANCES.

             (a) At its sole cost and without expense to Trustee or Beneficiary, and subject in all events to compliance with the Gaming Laws and any other Legal Requirements, Trustor shall do, authorize, execute, acknowledge and/or deliver any and all such further acts, deeds, conveyances, notices, requests for notices, financing statements, continuation statements, certificates, assignments, notices of assignments, agreements, instruments and further assurances, and shall mark any chattel paper, deliver any chattel paper or instruments to Beneficiary and take any other actions that are necessary, prudent, or reasonably requested by Beneficiary or Trustee to perfect or continue the perfection and second priority of Beneficiary's security interest in the Trust Estate, to protect the Trust Estate against the rights, claims, or interests of third Persons other than holders of Permitted Liens or to effect the purposes of this Deed of Trust, including the security agreement and the absolute assignment of Rents contained herein, or for the filing, registering or recording thereof.

             (b) Trustor shall forthwith upon the execution and delivery of this Deed of Trust, and thereafter from time to time, cause this Deed of Trust and each instrument of further assurance to be filed, indexed, registered, recorded, given or delivered in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the Lien hereof upon, and the title of Trustee and/or Beneficiary to, the Trust Estate.

             (c) Upon any modification of the boundaries of the Leased Premises (or any portion thereof), Trustor, at Trustor's expense, shall notify Beneficiary and amend this Deed of Trust to reflect an accurate description of the Leased Premises (or such portion thereof). In connection therewith, Trustor shall provide Beneficiary with such title insurance endorsements to

Beneficiary's ALTA extended coverage Lender's Policy(ies) of Title Insurance delivered under Section 3.19 as Beneficiary may reasonably request.

         3.11     SECURITY AGREEMENT, FIXTURE FILING AND FINANCING STATEMENTS.

                  (a) Trustor (as debtor) hereby grants to Beneficiary (as creditor and secured party on behalf of and for the benefit of the Secured Parties) a present and future security interest in all Tangible Collateral, Intangible Collateral, FF&E, Improvements, all other personal property now or hereafter owned or leased by Trustor or in which Trustor has or will have any interest, to the extent that such property constitutes a part of the Trust Estate (whether or not such items are stored on the premises or elsewhere), Proceeds of the foregoing comprising a portion of the Trust Estate and all products, substitutions, and accessions therefor and thereto, subject to Beneficiary's rights to treat such property as real property as herein provided (collectively, the "PERSONAL PROPERTY"). Trustor shall authorize, execute and/or deliver any and all documents and writings, including without limitation financing statements pursuant to the UCC, as may be necessary or prudent to preserve and maintain the priority of the security interest granted hereby on property that may be deemed subject to the foregoing security agreement or as Beneficiary may reasonably request, and shall pay to Beneficiary on demand any reasonable expenses incurred by Beneficiary in connection with the preparation, execution and filing of any such documents. Trustor hereby authorizes and empowers Beneficiary to file, on Trustor's behalf, all financing statements and refiling and continuations thereof as advisable to create, preserve and protect said security interest. Trustor acknowledges and agrees that it is not authorized to, and will not, authenticate or file, or authorize the filing of, any financing statements or other record with respect to the Personal Property (including any amendments thereto, or continuation or termination statements thereof), except as permitted by the Indenture Documents. Trustor approves and ratifies any filing or recording of records made by or on behalf of Beneficiary in connection with the perfection of the security interest in favor of Beneficiary hereunder. This Deed of Trust constitutes both a real property deed of trust and a "security agreement," within the meaning of the UCC, and the Trust Estate includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Trustor in the Trust Estate. Trustor by executing and delivering this Deed of Trust has granted to Beneficiary, as security for the Obligations, a security interest in the Trust Estate.

                  (b) Without in any way limiting the generality or of the definition of the Trust Estate, this Deed of Trust constitutes a fixture filing under Sections 9-334 and 9-502 of the UCC (NRS 104.9334 and 104.9502). For such purposes, (i) the "debtor" is Trustor and its address is the address given for it in the initial paragraph of this Deed of Trust; (ii) the "secured party" is Beneficiary, and its address for the purpose of obtaining information is the address given for it in the initial paragraph of this Deed of Trust; (iii) the real estate to which the fixtures are or are to become attached is Trustor's interest in the Site; and (iv) the record owner of such real estate is Trustor.

                  (c) This Deed of Trust shall be deemed a security agreement as defined in the UCC and the remedies for any violation of the covenants, terms and conditions of the agreements herein contained shall include any or all of (i) those prescribed herein, and (ii) those available under applicable law, and (iii) those available under the UCC, all at Beneficiary's sole election. In addition, a photographic or other reproduction of this Deed of Trust shall be sufficient as a financing statement for filing wherever filing may be necessary to perfect or continue the security interest granted herein.

                  (d) It is the intention of the parties that the filing of a financing statement in the records normally having to do with personal property shall never be construed as in anyway derogating from or impairing the express declaration and intention of the parties hereto as hereinabove stated that everything used in connection with the production of income from the Trust Estate and/or adapted for use therein and/or that is described or reflected in this Deed of Trust is, and at all times and for all purposes and in all proceedings both legal or equitable, shall be regarded as part of the real property encumbered by this Deed of Trust irrespective of whether (i) any such item is physically attached to the Improvements, (ii) serial numbers are used for the better identification of certain equipment items capable of being thus identified in any list filed with Beneficiary, (iii) any such item is referred to or reflected in any such financing statement so filed at any time. It is the intention of the parties that the mention in any such financing statement of (A) rights in or to the proceeds of any fire and/or hazard insurance policy, or (B) any award in eminent domain proceedings for a taking or for loss of value, or
(C) Trustor's interest as lessors in any present or future Space Lease or rights to Rents, shall never be construed as in anyway altering any of the rights of Beneficiary as determined by this Deed of Trust or impugning the priority of Beneficiary's real property Lien granted hereby or by any other recorded document, but such mention in the financing statement is declared to be for the protection of Beneficiary in the event any court or judge shall at any time hold with respect to the matters set forth in the foregoing clauses (A), (B) and (C) that notice of Beneficiary's priority of interest to be effective against a particular class of Persons, including but not limited to, the federal government and any subdivisions or entity of the federal government, must be filed in the UCC records.

                  (e) All Personal Property that is subject to the provisions of this security agreement shall be purchased or obtained by Trustor in its name and free and clear of any Lien or encumbrance, except for Permitted Liens and the Lien hereof, and shall be and at all times remain free and clear of any lease or similar arrangement, chattel financing, installment sale agreement, security agreement and any encumbrance of like kind, so that Beneficiary's security interest shall attach to and vest in Trustor for the benefit of Beneficiary, with the priority herein specified, immediately upon the installation or use of the Personal Property at the Site and Trustor warrants and represents that Beneficiary's security interest in the Personal Property is a validly attached and binding security interest, properly perfected (in the case of Intangible Collateral, so long as a financing statement in respect thereof has been filed and any other actions set forth in Schedule 3 to the Pledge and Security Agreement with respect thereto have been taken) and prior to all other security interests therein except as otherwise permitted in this Deed of Trust. The foregoing shall not be construed as limiting Trustor's rights to transfer Personal Property pursuant to Permitted Dispositions.

                  (f) Except as could not reasonably be expected to have a Material Adverse Effect (as defined in the Pledge and Security Agreement), Trustor shall, prior to delinquency, default, or forfeiture, perform all obligations and satisfy all material conditions required on its part to be satisfied to preserve its rights and privileges under any contract, lease, license, permit, or other authorization (i) under which it holds any Tangible Collateral or (ii) which constitutes part of the Intangible Collateral, except where Trustor is contesting such obligations in good faith.

                  (g) Except for damaged or obsolete Tangible Collateral that is either no longer usable or that is removed temporarily for repair or improvement or removed for replacement on the Trust Estate with Tangible Collateral of similar function or as otherwise permitted herein, none of the Tangible Collateral shall be removed from the Trust Estate without Beneficiary's prior written consent.

                  (h) Trustor shall not change its corporate (or other entity) or business name, or do business within the State of Nevada under any name other than such name, or any trade name(s) other than those as to which Trustor gives prior written notice to Beneficiary of its intent to use such trade names, or any other business names (if any) specified in the financing statements delivered to Beneficiary for filing in connection with the execution hereof, without, in each case, providing Beneficiary with the additional financing statement(s) and any other similar documents deemed reasonably necessary by Beneficiary to assure that its security interest remains perfected and of undiminished priority in all such Personal Property notwithstanding such name change.

         3.12 ASSIGNMENT OF LEASES AND RENTS. Subject to Gaming Laws and other applicable Legal Requirements, the assignment of Leases and Rents set out above in Granting Clause (g) shall constitute an absolute and present assignment to Beneficiary, subject to the license herein given to Trustor to collect the Rents, and shall be fully operative without any further action on the part of any party, and specifically Beneficiary shall be entitled upon the occurrence of an Event of Default hereunder to all Rents and to enter upon the Site and the Improvements to collect such Rents; provided, however, that Beneficiary shall not be obligated to take possession of the Trust Estate, or any portion thereof. The absolute assignment contained in Granting Clause (g) shall not be deemed to impose upon Beneficiary any of the obligations or duties of Trustor provided in any such Space Lease (including, without limitation, any liability under the covenant of quiet enjoyment contained in any lease in the event that any lessee shall have been joined as a party defendant in any action to foreclose this Deed of Trust and shall have been barred and foreclosed thereby of all right, title and interest and equity of redemption in the Trust Estate or any part thereof).

         3.13 EXPENSES AND INDEMNIFICATION. Trustor shall, upon demand by Beneficiary, reimburse Beneficiary or any assignee of Beneficiary for all reasonable expenses, including without limitation, out of pocket costs, appraisal fees, recording fees, taxes, abstract fees, title policy fees, escrow fees, attorneys' and paralegal fees, travel expenses, fees for inspecting architect(s) and engineer(s) and all other costs and expenses of every character that have been or may hereafter be incurred by Beneficiary or any assignee of Beneficiary in connection with the preparation, execution and enforcement of this Deed of Trust. Trustor shall indemnify Beneficiary with respect to any transaction or matter in any way connected with any portion of the Trust Estate, this Deed of Trust, including any occurrence at, in, on, upon or about the Trust Estate (including any personal injury, loss of life, or property damage), or Trustor's use, occupancy, or operation of the Trust Estate, or the filing or enforcement of any mechanic's lien, or otherwise caused in whole or in part by any act, omission or negligence occurring on or at the Trust Estate, including failure to comply with any Legal Requirement or with any requirement of this Deed of Trust that applies to Trustor, except to the extent resulting from the gross negligence, fraud or willful misconduct of Trustee or Beneficiary. If Beneficiary is made a party to any investigation, litigation or proceeding as to which Trustor is required to indemnify Beneficiary, Beneficiary shall promptly notify the Trustor in writing of the commencement of such investigation, litigation or proceeding. Failure of Beneficiary to timely notify Trustor of the commencement of such investigation, litigation or proceeding shall not relieve Trustor of its obligation to indemnify Beneficiary. In case any such investigation, litigation or proceeding shall be brought against Beneficiary and Beneficiary shall notify Trustor of the commencement of such investigation, litigation or proceeding, Trustor shall be entitled to participate in such investigation, litigation or proceeding and, after written notice from Trustor to Beneficiary, to assume the defense of such investigation, litigation or proceeding with counsel of its choice at its expense, provided that such counsel is reasonably satisfactory to Beneficiary (and any settlement shall be subject to Beneficiary's consent, which consent shall not be unreasonably withheld). Notwithstanding the election of Trustor to assume the defense of such investigation, litigation or proceeding, Beneficiary shall have the right to employ separate counsel and to participate in the defense of such investigation, litigation or proceeding, and Trustor shall bear the reasonable fees, costs and expenses of such separate counsel if (A) Trustor shall not have employed counsel reasonably satisfactory to Beneficiary to represent Beneficiary within a reasonable time after notice of the institution of such investigation, litigation or proceeding, or (B) Beneficiary otherwise requests Trustor to employ separate counsel at the expense of Trustor, provided that Trustor shall not be liable for fees, costs and expenses of more than one separate counsel in connection with the same action and any separate but substantially similar or related action the same jurisdiction. Any amount payable under any indemnity in this Deed of Trust shall be a demand obligation, shall be added to, and become a part of, the Obligations, shall be secured by this Deed of Trust and shall bear interest at the interest rate specified in the Indenture. Such indemnity shall survive any release of this Deed of Trust and any foreclosure.

         3.14 BENEFICIARY'S CURE OF TRUSTOR'S DEFAULT. If Trustor defaults hereunder in the payment of any Lien, encumbrance or Imposition, in its obligation to furnish insurance hereunder, or in the performance or observance of any other covenant, condition or term of this Deed of Trust or any other Indenture Document, Beneficiary may, but is not obligated to, in order to preserve its interest in the Trust Estate, perform or observe the same, and all payments made (whether such payments are regular or accelerated payments) and reasonable costs and expenses incurred or paid by Beneficiary in connection therewith shall become due and payable immediately. The amounts so incurred or paid by Beneficiary, together with interest thereon at the interest rate applicable to overdue principal set forth in the Indenture, from the date incurred until paid by Trustor, shall be added to the indebtedness and secured by the Lien of this Deed of Trust. Beneficiary, is hereby empowered to enter and to authorize others to enter upon the Site or any part thereof for the purpose of performing or observing any such defaulted covenant, condition or term, without thereby becoming liable to Trustor or any Person in possession holding under Trustor. No exercise of any rights under this Section 3.14 by Beneficiary shall cure or waive any Event of Default or notice of default hereunder or invalidate any act done pursuant hereto or to any such notice, but shall be cumulative of all other rights and remedies.

         3.15     USE OF TRUST ESTATE. Trustor covenants that the Trust
Estate shall be used and operated in a manner consistent with the requirements of the Indenture Documents.

         3.16 COMPLIANCE WITH PERMITTED LIEN AGREEMENTS. Trustor shall comply with each and every material obligation contained in any agreement pertaining to a Permitted Lien.

         3.17 DEFENSE OF ACTIONS. Trustor shall appear in and defend any action or proceeding affecting or purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee, and shall pay all costs and expenses, including costs of title search and insurance or other evidence of title, preparation of survey, and reasonable attorneys' fees and expenses in any such action or proceeding in which Beneficiary or Trustee may appear or may be joined as a party and in any suit brought by Beneficiary based upon or in connection with this Deed of Trust or any other Indenture Document to which Trustor is a party. Nothing contained in this Section 3.17 shall, however, limit the right of Beneficiary to appear in such action or proceeding with counsel of its own choice, either on its own behalf or on behalf of Trustor.

         3.18 AFFILIATES. Subject to compliance with the requirements of Gaming Laws and other applicable Legal Requirements, Trustor shall cause all of its Affiliates in any way involved with the operation of the Trust Estate to observe the covenants and conditions of this Deed of Trust to the extent necessary to give the full intended effect to such covenants and conditions and to protect and preserve the security of Beneficiary hereunder. Trustor shall not use any Affiliate in the operation of the Trust Estate if such use would in any way impair the security for the Obligations or circumvent any covenant or condition of this Deed of Trust or of any other Indenture Document.

         3.19 TITLE INSURANCE. Promptly after the recording of this Deed of Trust, Trustor shall cause to be delivered to Beneficiary at Trustor's expense, one or more ALTA extended coverage "Lender's Policies of Title Insurance," satisfactory to Beneficiary in all material respects, showing fee title to the real property situated in the County of Clark, State of Nevada, more specifically described in Schedule A, vested in Trustor and the Lien of this Deed of Trust to be a perfected Lien, prior to any and all encumbrances other than Permitted Encumbrances (excluding, however, any such non-Permitted Encumbrances for which the Title Insurer has agreed to provide an endorsement or affirmative coverage protecting the Lien of this Deed of Trust against such non-Permitted Encumbrances).

         3.20 LEASEHOLD ESTATE. (a) The Charleston Heights Lease is in full force and effect and unmodified; (b) Trustor will defend the leasehold estate under the Charleston Heights Lease for the entire remainder of the term set forth in said Lease against all and every Person lawfully claiming, or who may claim the same or any part thereof, subject to the payment of the rents in the Charleston Heights Lease reserved and subject to the performance and observance of all of the terms, covenants, conditions and warranties thereof; and (c) there is no uncured default under the Charleston Heights Lease or in the performance of any of the terms, covenants, conditions or warranties thereof on the part of the lessee or, to the knowledge of Trustor, the lessor, to be observed and performed and that no state of facts exist under the Charleston Heights Lease that, with the lapse of time or giving of notice or both would constitute a default by lessee thereunder or, to the knowledge of Trustor, by the lessor thereunder.

         3.21 PAYMENT OF CHARLESTON HEIGHTS LEASE EXPENSES. The Trustor shall pay or cause to be paid on or prior to the date due all rents, additional rents and other charges and Impositions payable by the lessor or the lessee under the Charleston Heights Lease for which provision has not been made hereinbefore, when and as often as the same shall become due and payable.

         3.22     THE CHARLESTON HEIGHTS LEASE.

                  (a) Trustor shall at all times promptly and faithfully keep and perform, or cause to be kept and performed, all the covenants and conditions contained in the Charleston Heights Lease to be kept and performed by it thereunder and in all material respects conform to and comply with the terms and conditions of the Charleston Heights Lease. Trustor shall, within ten days after written demand from Beneficiary, deliver to Beneficiary proof of payment of all items that are required to be paid by Trustor under the Charleston Heights Lease, including, without limitation, rent, taxes, operating expenses and other charges. Trustor shall promptly deliver to Beneficiary copies of all material notices given with respect to or which affect the Charleston Heights Lease including pleadings or notices of default given under the Charleston Heights Lease. Trustor shall not do or permit anything to occur or fail to occur which will impair or tend to impair the security of this Deed of Trust or will be grounds for declaring a forfeiture or termination of the Charleston Heights Lease, and upon any such failure as aforesaid, Trustor shall be subject to all of the rights and remedies granted Beneficiary in this Deed of Trust.

                  (b) Trustor shall not modify, extend or in any way alter the terms of the Charleston Heights Lease or cancel or surrender the Charleston Heights Lease or reject the Charleston Heights Lease in a case pending under the Bankruptcy Code, or waive, execute, condone or in anyway release or discharge the lessor thereunder of or from the obligations, covenants, conditions and agreements by said lessor to be done and performed, except as otherwise permitted in the Indenture Documents or except for cancellations, surrenders, amendments, modifications, alterations and releases that could not reasonably be expected to have a Material Adverse Effect (as such term is defined in the Pledge and Security Agreement). Trustor does expressly release, relinquish and surrender unto Beneficiary all of its rights, power and authority to cancel, surrender, amend, modify or alter in any way the terms and provisions of the Charleston Heights Lease and shall not attempt to exercise any such right (unless permitted to do so under the first sentence of this clause (b)). If Trustor becomes a debtor under the Bankruptcy Code, Trustor shall assume and assign the Charleston Heights Lease to Beneficiary, and it further agrees that it shall not object to any request by Beneficiary that the Charleston Heights Lease not be rejected, or that Beneficiary be authorized to assume Trustor's rights under the Charleston Heights Lease.

                  (c) Trustor shall deliver to Beneficiary an estoppel certificate from the Lessor within ten (10) days of request by Beneficiary and in such form and content as shall be reasonably satisfactory to Beneficiary (which request shall not be made more frequently than once per year), as well as any and all documentary evidence received by it showing compliance by Trustor with the provisions of the Charleston Heights Lease.

                  (d) Trustor does hereby authorize and irrevocably appoint and constitute Beneficiary as its true and lawful attorney-in-fact, which appointment is coupled with an interest, in its name, place and stead, to, upon the occurrence and during the continuance of an Event of Default, take any and all actions deemed necessary or desirable by Beneficiary to perform and comply with all the obligations of Trustor under the Charleston Heights Lease, and to do and take upon the occurrence and during continuation of an Event of Default, but without any obligation so to do or take, any action which Beneficiary deems reasonably necessary to prevent or cure any default by Trustor under the Charleston Heights Lease, to enter into and upon the Site in order to prevent or cure any default of Trustor pursuant thereto, to the end that the rights of Trustor in and to the leasehold estate created by the Charleston Heights Lease shall be kept free from default.

                  (e) In the event of any failure by Trustor to perform or cause the performance of any covenant on the part of lessor or lessee to be observed and performed under the Charleston Heights Lease, the performance by Beneficiary on behalf of Trustor of the applicable Charleston Heights Lease covenant shall not remove or waive, as between Trustor and Beneficiary, the corresponding material breach under the terms hereof and any amount so advanced by Beneficiary or any costs incurred in connection therewith, with interest thereon at the interest rate applicable to overdue principal under the Indenture, shall constitute additional Obligations secured hereby and be immediately due and payable.

                  (f) To the extent permitted by law, the price payable by Trustor, or by any other party so entitled, in the exercise of the right of redemption, if any, shall include all rents paid and other sums advanced by Beneficiary, on behalf of Trustor, as lessee under the Charleston Heights Lease.

                  (g) Trustor shall use all reasonable efforts to enforce the obligations of the lessor under the Charleston Heights Lease in a commercially reasonable manner.

                  (h) The lien of this Deed of Trust shall attach to all of Trustor's rights and remedies at any time arising under or pursuant to section 365(h) of the Bankruptcy Law, including, without limitation, all of Trustor's rights to remain in possession of the Leased Premises. Trustor shall not elect to treat the Charleston Heights Lease as terminated under section 365(h)(1) of the Bankruptcy Law, and any such election shall be void.

                           (i)      If pursuant to section 365(h)(2) of the
Bankruptcy Law, Trustor shall seek to offset against the rent reserved in the Charleston Heights Lease the amount of any damages caused by the nonperformance by the lessor or any other party of any of their respective obligations thereunder after the rejection by the lessor or such other party of the Charleston Heights Lease under the Bankruptcy Law, then Trustor shall, prior to effecting such offset, notify Beneficiary of its intent to do so, setting forth the amount proposed to be so offset and the basis therefor. Beneficiary shall have the right to object to all or any part of such offset that, in the reasonable judgment of Beneficiary, would constitute a breach of the Charleston Heights Lease, and in the event of such objection, Trustor shall not effect any offset of the amounts found objectionable by Beneficiary. Neither Beneficiary's failure to object as aforesaid nor any objection relating to such offset shall constitute an approval of any such offset by Beneficiary.

                           (ii)     If any action, proceeding, motion or notice
shall be commenced or filed in respect of the lessor under the Charleston Heights Lease or any other party or in respect of the Charleston Heights Lease in connection with any case under the Bankruptcy Law, then Beneficiary shall have the option to intervene in any such litigation with counsel of Beneficiary's choice. Beneficiary may proceed in its own name in connection with any such litigation, and Trustor agrees to execute any and all powers, authorizations, consents or other documents reasonably required by Beneficiary in connection therewith.

                           (iii)    Trustor shall, after obtaining knowledge
thereof, promptly notify Beneficiary of any filing by or against the lessor or any other party with an interest in the Leased Premises of a petition under the Bankruptcy Law. Trustor shall promptly deliver to Beneficiary, following receipt, copies of any and all notices, summonses, pleadings, applications and other documents received by Trustor in connection with any such petition and any proceedings relating thereto.

                           (iv)     If there shall be filed by or against
Trustor a petition under the Bankruptcy Law, and Trustor, as lessee under the Charleston Heights Lease, shall determine to reject the Charleston Heights Lease pursuant to section 365(a) of the Bankruptcy Law, then Trustor shall give Beneficiary a notice of the date on which Trustor shall apply to the bankruptcy court for authority to reject the Charleston Heights Lease (such notice to be no later than twenty (20) days prior to such date). Beneficiary shall have the right, but not the obligation, to serve upon Trustor at any time prior to the date on which Trustor shall so apply to the bankruptcy court a notice stating that Beneficiary demands that Trustor assume and assign the Charleston Heights Lease to Beneficiary pursuant to section 365 of the Bankruptcy Law. If Beneficiary shall serve upon Trustor the notice described in the preceding sentence, to the extent permitted by law Trustor shall not seek to reject the Charleston Heights Lease and shall comply with the demand provided for in the preceding sentence. In addition, effective upon the entry of an order for relief with respect to Trustor under the Bankruptcy Law, Trustor hereby assigns and transfers to Beneficiary a non-exclusive right to apply to the bankruptcy court under section 365(d)(4) of the Bankruptcy Law for an order extending the period during which the Charleston Heights Lease may be rejected or assumed; and shall
(a) promptly notify Beneficiary of any default by Trustor in the performance or observance of any of the terms, covenants or conditions on the part of Trustor to be performed or observed under the Charleston Heights Lease and of the giving of any written notice by the lessor thereunder to Trustor of any such default, and (b) promptly cause a copy of each written notice given to Trustor by the lessor under the Charleston Heights Lease to be delivered to Beneficiary. Beneficiary may rely on any notice received by it from any such lessor of any default by Trustor under the Charleston Heights Lease and may take such action as may be permitted by law to cure such default even though the existence of such default or the nature thereof shall be questioned or denied by Trustor or by any Person on its behalf.

                  (i) Beneficiary shall have the right upon notice to Trustor to participate in the adjustment and settlement of any insurance proceeds and in the determination of any condemnation award under the Charleston Heights Lease to the extent and in the manner provided in the Charleston Heights Lease.

         3.23     REJECTION OF CHARLESTON HEIGHTS LEASE.

         To the extent applicable, if the lessor under the Charleston Heights Lease rejects or disaffirms the Charleston Heights Lease or purports or seeks to disaffirm the Charleston Heights Lease pursuant to any Bankruptcy Law, then:

                  (a) To the extent permitted by law, Trustor shall remain in possession of the Leased Premises demised under the Charleston Heights Lease and shall perform all acts reasonably necessary for Trustor to remain in such possession for the unexpired term of such Charleston Heights Lease (including all renewals), whether the then existing terms and provisions of the Charleston Heights Lease requires such acts or otherwise; and

                  (b) All the terms and provisions of this Deed of Trust and the Lien created by this Deed of Trust shall remain in full force and effect and shall extend automatically to all of Trustor's rights and remedies arising at any time under, or pursuant to, Section 365(h) of the Bankruptcy Code, including all of Trustor's rights to remain in possession of the Leased Premises.

                                   ARTICLE IV.
                         FINANCING AGREEMENT PROVISIONS

         4.1      INTERACTION WITH FINANCING AGREEMENTS.

                  (a) All terms, covenants, conditions, provisions and requirements of the Indenture are incorporated by reference in this Deed of Trust.

                  (b) In the event of any conflict or inconsistency between the provisions of this Deed of Trust and those of the Indenture, the provisions of the Indenture shall govern.

         4.2 OTHER COLLATERAL. This Deed of Trust is one of a number of security agreements, including without limitation, the Collateral Documents, delivered by or on behalf of Trustor and other Persons pursuant to the Indenture Documents and securing the Obligations. All potential junior Lien claimants are placed on notice that, under any of the Indenture Documents (including any separate future unrecorded agreement between Trustor and Beneficiary), other collateral for the Obligations (i.e., collateral other than the Trust Estate) may, under certain circumstances, be released without a corresponding reduction in the total principal amount secured by this Deed of Trust. Such a release would decrease the amount of collateral securing the same indebtedness, thereby increasing the burden on the remaining Trust Estate created and continued by this Deed of Trust. No such release shall impair the priority of the Lien of this Deed of Trust. By accepting its interest in the Trust Estate, each and every junior Lien claimant shall be deemed to have acknowledged the possibility of, and consented to, any such release. Nothing in this Section 4.2 shall impose any obligation upon Beneficiary.

                                   ARTICLE V.
                                    DEFAULTS

         5.1 EVENT OF DEFAULT. The term "EVENT OF DEFAULT," wherever used in this Deed of Trust, shall mean (a) one or more of "Events of Default" as such term is defined in the Indenture or any other Indenture Document by Trustor or any of its Affiliates, or (b) if any "borrower" (as that term is defined in NRS 106.310) who may send a notice pursuant to NRS 106.3 80(1), (i) delivers, sends by mail or otherwise gives, or purports to deliver, send by mail or otherwise give, to Beneficiary under this Deed of Trust (A) any notice of an election to terminate the operation of this Deed of Trust as security for any secured obligation, including, without limitation, any obligation to repay any "future advance" (as defined in NRS 106.320) of "principal" (as defined in NRS 106.345), or (B) any other notice pursuant to NRS 106.380(1), (ii) records a statement pursuant to NRS 106.380(3), or (iii) causes this Deed of Trust, any secured obligation, or any Secured Party to be subject to NRS 106.380(2), 106.380(3) or 106.400.

                                   ARTICLE VI.
                                    REMEDIES

         6.1 ACCELERATION OF MATURITY. If an Event of Default occurs, Beneficiary may (except that such acceleration shall be automatic if the Event of Default is caused by the Bankruptcy of either of the Issuers or Trustor), in accordance with the Indenture Documents, declare the Obligations to be due and payable immediately, and upon such declaration such principal and interest and other sums shall immediately become due and payable without demand, presentment, notice or other requirements of any kind (all of which Trustor waives) notwithstanding anything in this Deed of Trust, any Indenture Document or Legal Requirements to the contrary.

         6.2 PROTECTIVE ADVANCES. If either of the Issuers or Trustor fails to make any payment or perform any other obligation under the Notes, the Indenture, or any other Indenture Document, then without thereby limiting Beneficiary's other rights or remedies, waiving or releasing any of the Obligations, or imposing any obligation on Beneficiary, Beneficiary may either advance any amount owing or perform any or all actions that Beneficiary considers necessary or appropriate to cure such default. All such advances shall constitute "PROTECTIVE ADVANCES" and shall bear interest thereon at the interest rate applicable to overdue principal set forth in the Indenture from the date incurred until paid by the Issuers or Trustor. No sums advanced or performance rendered by Beneficiary shall cure, or be deemed a waiver of any Event of Default.

         6.3 INSTITUTION OF EQUITY PROCEEDINGS. If an Event of Default occurs, Beneficiary may institute an action, suit or proceeding in equity for specific performance of this Deed of Trust or any other Indenture Document, all of which shall be specifically enforceable by injunction or other equitable remedy Trustor waives any defense based on laches or any applicable statute of limitations.

         6.4      BENEFICIARY'S POWER OF ENFORCEMENT.

                  (a) If an Event of Default occurs, Beneficiary shall be entitled, at its option and in its sole and absolute discretion, to prepare and record on its own behalf, or to deliver to Trustee for recording, if appropriate, written declaration of default and demand for sale and written "Notice of Breach and Election to Sell" (NRS 107.080(3)) (or other statutory notice) to cause the Trust Estate to be sold to satisfy the Obligations, and in the case of delivery to Trustee, Trustee shall cause said notice to be filed for record.

                  (b) After the lapse of such time as may then be required by law following the recordation of said Notice of Breach and Election to Sell, and notice of sale having been given as then required by law, including compliance with any applicable Gaming Laws, Trustee without demand on Trustor, shall sell the Trust Estate or any portion thereof at the time and place fixed by it in said notice, either as a whole or in separate parcels, and in such order as it may determine, at public auction to the highest bidder, of cash in lawful money of the United States payable at the time of sale. Trustee may, for any cause it deems expedient, postpone the sale of all or any portion of said property until it shall be completed and, in every case, notice of postponement shall be given by public announcement thereof at the time and place last appointed for the sale and from time to time thereafter Trustee may postpone such sale by public announcement at the time fixed by the preceding postponement. Trustee shall execute and deliver to the purchaser its deed, bill of sale, or other instrument conveying said property so sold, but without any covenant or warranty, express or implied. The recitals in such instrument of conveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. Any Person, including Beneficiary or any Secured Party, may bid at the sale.

                  (c) After deducting all costs, fees and expenses of Trustee and of this Deed of Trust, including, without limitation, costs of evidence of title and reasonable attorneys' fees and other legal expenses of Trustee or Beneficiary in connection with a sale, Trustee shall apply the proceeds of such sale in accordance with the Indenture.

                  (d) Subject to compliance with applicable Gaming Laws and other Legal Requirements, if any Event of Default occurs, Beneficiary may, either with or without entry or taking possession of the Trust Estate, and without regard to whether or not the Obligations shall be due and without prejudice to the right of Beneficiary thereafter to bring an action or proceeding to foreclose or any other action for any default existing at the time such earlier action was commenced, proceed by any appropriate action or proceeding: (i) to enforce payment of the Obligations, to the extent permitted by law, or the performance of any term hereof or any other right; (ii) to foreclose this Deed of Trust in any manner provided by law for the foreclosure of mortgages or deeds of trust on real property and to sell, as an entirety or in separate lots or parcels, the Trust Estate or any portion thereof pursuant to the laws of the State of Nevada or under the judgment or decree of a court or courts of competent jurisdiction, and Beneficiary shall be entitled to recover in any such proceeding all costs and expenses incident thereto, including reasonable attorneys' fees in such amount as shall be awarded by the court;
(iii) to exercise any or all of the rights and remedies available to it under the Indenture Documents; and (iv) to pursue any other remedy available to it. Beneficiary shall take action either by such proceedings or by the exercise of its powers with respect to entry or taking possession, or both, as Beneficiary may determine.

                  (e) The remedies described in this Section 6.4 may be exercised with respect to all or any portion of the Personal Property, either simultaneously with the sale of any real property encumbered hereby or independent thereof. Beneficiary shall at any time be permitted to proceed with respect to all or any portion of the Personal Property in any manner permitted by the UCC. Trustor agrees that Beneficiary's inclusion of all or any portion of the Personal Property (and all personal property that is subject to a security interest in favor, or for the benefit, of Beneficiary) in a sale or other remedy exercised with respect to the real property encumbered hereby, as permitted by the UCC, is a commercially reasonable disposition of such property.

         6.5 BENEFICIARY'S RIGHT TO ENTER AND TAKE POSSESSION, OPERATE AND APPLY INCOME.

                  (a) Subject to compliance with Gaming Laws and other Legal Requirements, if an Event of Default occurs, (i) Trustor, upon demand of Beneficiary, shall forthwith surrender to Beneficiary the actual possession and, if and to the extent permitted by law, Beneficiary itself, or by such officers or agents as it may appoint, may enter and take possession of all the Trust Estate including the Personal Property, without liability for trespass, damages or otherwise, and may exclude Trustor and its agents and employees wholly therefrom and may have joint access with Trustor to the books, papers and accounts of Trustor; and (ii) Trustor shall pay monthly in advance to Beneficiary on Beneficiary's entry into possession, or to any receiver appointed to collect the Rents, all Rents then due and payable.

                  (b) If Trustor shall for any reason fail to surrender or deliver the Trust Estate, the Personal Property or any part thereof after Beneficiary's demand, Beneficiary may obtain a judgment or decree conferring on Beneficiary or Trustee the right to immediate possession or requiring Trustor to deliver immediate possession of all or part of such property to Beneficiary or Trustee and Trustor hereby specifically consents to the entry of such judgment or decree. Trustor shall pay to Beneficiary or Trustee, upon demand, all reasonable costs and expenses of obtaining such judgment or decree and reasonable compensation to Beneficiary or Trustee, their attorneys and agents, and all such costs, expenses and compensation shall, until paid, be secured by the Lien of this Deed of Trust.

                  (c) Subject to compliance with Gaming Laws and other Legal Requirements, upon every such entering upon or taking of possession, Beneficiary or Trustee may hold, store, use, operate, manage and control the Trust Estate and conduct the business thereof, and, from time to time in its sole and absolute discretion and without being under any duty to so act:

                           (i)      make all necessary and proper maintenance,
repairs, renewals, replacements, additions, betterments and improvements thereto and thereon and purchase or otherwise acquire additional fixtures, personalty and other property;

                           (ii)     insure or keep the Trust Estate insured;

                           (iii)    manage and operate the Trust Estate and
exercise all the rights and powers of Trustor in its name or otherwise with respect to the same;

                           (iv)     enter into agreements with others to
exercise the powers herein granted Beneficiary or Trustee, all as Beneficiary or Trustee from time to time may determine; and, subject to the absolute assignment of the Space Leases and Rents to Beneficiary, Beneficiary or Trustee may collect and receive all Rents, including those past due as well as those accruing thereafter; and shall apply the monies so received by Beneficiary or Trustee in such priority as Beneficiary may determine to (A) the payment of interest and principal due and payable on the Notes, the Indenture and any other Indenture Document, (B) the deposits for taxes and assessments and insurance premiums due,
(C) the cost of insurance, taxes, assessments and other proper charges upon the Trust Estate or any part thereof; (D) the compensation, expenses and disbursements of the agents, attorneys and other representatives of Beneficiary or Trustee; and (E) any other charges or costs required to be paid by Trustor under the terms hereof; and

                           (v)      rent or sublet the Trust Estate or any
portion thereof for any purpose permitted by this Deed of Trust.

         Beneficiary or Trustee shall surrender possession of the Trust Estate and the Personal Property to Trustor only when all that is due upon such interest and principal, tax and insurance deposits, and all amounts under any of the terms of this Deed of Trust and the other Indenture Documents, shall have been paid and all defaults made good. The same right of taking possession, however, shall exist if any subsequent Event of Default shall occur and be continuing.

         6.6 LEASES. Beneficiary is authorized to foreclose this Deed of Trust subject to the rights of any tenants of the Trust Estate, and the failure to make any such tenants parties defendant to any such foreclosure proceedings and to foreclose their rights shall not be, nor be asserted by Trustor to be, a defense to any proceedings instituted by Beneficiary to collect the sums secured hereby or to collect any deficiency remaining unpaid after the foreclosure sale of the Trust Estate, or any portion thereof. Unless otherwise agreed by Beneficiary in writing, all Space Leases executed subsequent to the date hereof, or any part thereof, shall be subordinate and inferior to the Lien of this Deed of Trust (subject to the provisions of Section 4.21(c) of the Indenture).

         6.7 PURCHASE BY BENEFICIARY AND SECURED PARTIES. Upon any foreclosure sale (whether judicial or nonjudicial), Beneficiary and the Secured Parties may bid for and purchase the property subject to such sale and, upon compliance with the terms of sale, may hold, retain and possess and dispose of such property in their own absolute right without further accountability.

         6.8 WAIVER OF APPRAISEMENT, VALUATION, STAY, EXTENSION AND REDEMPTION LAWS. Trustor agrees to the full extent permitted by law that if an Event of Default occurs, neither Trustor nor anyone claiming through or under it shall or will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Deed of Trust or the absolute sale of the Trust Estate or any portion thereof or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereof, and Trustor for itself and all who may at any time claim through or under it, hereby waives, to the full extent that it may lawfully so do, the benefit of all such laws, and any and all right to have the assets comprising the Trust Estate marshalled upon any foreclosure of the Lien hereof and agrees that Trustee or any court having jurisdiction to foreclose such Lien may sell the Trust Estate in part or as an entirety.

         6.9 RECEIVER. If an Event of Default occurs, Beneficiary, to the extent permitted by law and subject to compliance with all Gaming Laws and Legal Requirements, and without regard to the value, adequacy or occupancy of the security for the Obligations secured hereby, shall be entitled as a matter of right if it so elects to the appointment of a receiver to enter upon and take possession of the Trust Estate and to collect all Rents and apply the same as the court may direct, and such receiver may be appointed by any court of competent jurisdiction upon application by Beneficiary. Beneficiary may have a receiver appointed without notice to Trustor or any third party, and Beneficiary may waive any requirement that the receiver post a bond. Beneficiary shall have the power to designate and select the Person who shall serve as the receiver and to negotiate all terms and conditions under which such receiver shall serve. Any receiver appointed on Beneficiary's behalf may be an Affiliate of Beneficiary. The expenses, including receiver's fees, attorneys' fees, costs and agent's compensation, incurred pursuant to the powers herein contained shall be secured by this Deed of Trust. The right to enter and take possession of and to manage and operate the Trust Estate and to collect all Rents, whether by a receiver or otherwise, shall be cumulative to any other right or remedy available to Beneficiary under this Deed of Trust or any other Indenture Document or otherwise available to Beneficiary and may be exercised concurrently therewith or independently thereof. Beneficiary shall be liable to account only for such Rents (including, without limitation, security deposits) actually received by Beneficiary, whether received pursuant to this Section 6.9 or any other provision hereof. Notwithstanding the appointment of any receiver or other custodian, Beneficiary shall be entitled as pledgee to the possession and control of any cash, deposits, or instruments at the time held by, or payable or deliverable under this Deed of Trust to, Beneficiary.

         6.10 SUITS TO PROTECT THE TRUST ESTATE. Beneficiary shall have the power and authority to institute and maintain any suits and proceedings as Beneficiary, in its sole and absolute discretion, may deem advisable (a) to prevent any impairment of the Trust Estate by any acts that may be unlawful or in violation of this Deed of Trust, (b) to preserve or protect its interest in the Trust Estate, or (c) to restrain the enforcement of or compliance with any legislation or other Legal Requirement that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule or order might impair the security hereunder or be prejudicial to Beneficiary's interest.

         6.11 PROOFS OF CLAIM. In the case of any receivership, Insolvency, Bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceedings affecting Trustor, or, to the extent the same would result in an Event of Default hereunder, any Subsidiary, or any guarantor, co-maker or endorser of any of Trustor's obligations, its creditors or its property, Beneficiary, to the extent permitted by law, shall be entitled to file such proofs of claim or other documents as it may deem to be necessary or advisable in order to have its claims allowed in such proceedings for the entire amount due and payable by Trustor under this Deed of Trust and the other Indenture Documents, at the date of the institution of such proceedings, and for any additional amounts that may become due and payable by Trustor after such date.

         6.12 TRUSTOR TO PAY THE OBLIGATIONS ON ANY DEFAULT IN PAYMENT; APPLICATION OF MONIES BY BENEFICIARY.

                  (a) In case of a foreclosure sale of all or any part of the Trust Estate and of the application of the proceeds of sale to the payment of the Obligations, Beneficiary shall be entitled to enforce payment from Trustor of any additional amounts then remaining due and unpaid with respect to the Obligations and to recover judgment against Trustor for any portion thereof remaining unpaid, with interest at the rate applicable to overdue principal as set forth in the Indenture.

                  (b) Trustor hereby agrees to the extent permitted by law, that no recovery of any judgment by Beneficiary or other action by Beneficiary and no attachment or levy of any execution upon any property of Trustor by Beneficiary (other than a foreclosure of the entire Trust Estate hereunder) shall in any way affect the Lien of this Deed of Trust upon the Trust Estate or any part thereof or any Lien, rights, powers or remedies of Beneficiary hereunder, but such Lien, rights, powers and remedies shall continue unimpaired as before.

                  (c) Any monies collected or received by Beneficiary under this Section 6.12 shall be applied in accordance with the Indenture.

                  (d) The provisions of this Section 6.12 shall not be deemed to limit or otherwise modify the provisions of any guaranty of the indebtedness evidenced by the Indenture Documents.

         6.13 DELAY OR OMISSION; NO WAIVER. No delay or omission of Beneficiary or any Secured Party to exercise any right, power or remedy upon any Event of Default shall exhaust or impair any such right, power or remedy or shall be construed to waive any such Event of Default or to constitute acquiescence therein. Every right, power and remedy given to Beneficiary whether contained herein or in any other Indenture Document or otherwise available to Beneficiary may be exercised from time to time and as often as may be deemed expedient by Beneficiary.

         6.14 NO WAIVER OF ONE DEFAULT TO AFFECT ANOTHER. No waiver of any Event of Default hereunder shall extend to or affect any subsequent or any other Event of Default then existing, or impair any rights, powers or remedies consequent thereon. If Beneficiary (a) grants forbearance or an extension of time for the payment of any of the Obligations; (b) takes other or additional security for the payment thereof; (c) waives or does not exercise any right granted in this Deed of Trust or any other Indenture Document; (d) releases any part of the Trust Estate from the Lien of this Deed of Trust or any other instrument securing the Obligations; (e) consents to the filing of any map, plat or replat of the Site to the extent such consent is required); (f) consents to the granting of any easement on the Site (to the extent such consent is required); or (g) makes or consents to any agreement changing the terms of this Deed of Trust or any other Indenture Document subordinating the Lien hereof, no such act or omission shall release, discharge, modify, change or affect the original liability of Trustor under any Indenture Document or otherwise, or any subsequent purchaser of the Trust Estate or any part thereof or any maker, co-signer, surety or guarantor. No such act or omission shall preclude Beneficiary from exercising any right, power or privilege herein granted or intended to be granted in case of any Event of Default then existing or of any subsequent Event of Default, nor, except as otherwise expressly provided in an instrument or instruments executed by Beneficiary, shall the Lien of this Deed of Trust be altered thereby, except to the extent expressly provided in any releases, maps, easements or subordinations described in clause (d), (e), (f) or (g) of this Section 6.14. In the event of the sale or transfer by operation of law or otherwise of all or any part of the Trust Estate, Beneficiary, without notice to any Person, is hereby authorized and empowered to deal with any such vendee or transferee with reference to the Trust Estate or the Obligations, or with reference to any of the terms or conditions hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any of the liabilities or undertakings hereunder, or waiving its right to declare such sale or transfer an Event of Default as provided herein. Notwithstanding anything to the contrary contained in this Deed of Trust or any other Indenture Document, (i) in the case of any non-monetary Event of Default, Beneficiary may continue to accept payments secured hereunder without thereby waiving the existence of such or any other Event of Default and (ii) in the case of any monetary Event of Default, Beneficiary may accept partial payments of any sums secured hereunder without thereby waiving the existence of such Event of Default if the partial payment is not sufficient to completely cure such Event of Default.

         6.15     DISCONTINUANCE OF PROCEEDINGS; POSITION OF PARTIES
RESTORED. If Beneficiary shall have proceeded to enforce any right or remedy under this Deed of Trust by foreclosure, entry of judgment or otherwise and such proceedings shall have been discontinued or abandoned for any reason, or such proceedings shall have resulted in a final determination adverse to Beneficiary, then and in every such case Trustor and Beneficiary shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Beneficiary shall continue as if no such proceedings had occurred or had been taken.

         6.16 REMEDIES CUMULATIVE. No right, power or remedy, including without limitation remedies with respect to any security for the Obligations, conferred upon or reserved to Beneficiary by this Deed of Trust or any other Indenture Document is exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or under any other Indenture Document, now or hereafter existing at law, in equity or by statute, and Beneficiary shall be entitled to resort to such rights, powers, remedies or security as Beneficiary shall in its sole and absolute discretion deem advisable.

         6.17 INTEREST AFTER EVENT OF DEFAULT. If an Event of Default shall have occurred and is continuing, all sums outstanding and unpaid under the Obligations shall, at Beneficiary's option, bear interest at the rate applicable to overdue principal set forth in the Indenture, until such Event of Default has been cured. Trustor's obligation to pay such interest shall be secured by this Deed of Trust.

         6.18 FORECLOSURE; EXPENSES OF LITIGATION. If Trustee forecloses, reasonable attorneys' fees for services in the supervision of said foreclosure proceeding shall be allowed to Trustee and Beneficiary as part of the foreclosure costs. In the event of foreclosure of the Lien of this Deed of Trust, there shall be allowed and included as additional indebtedness all reasonable expenditures and expenses that may be paid or incurred by or on behalf of Beneficiary for attorneys' fees, appraiser's fees, outlays for documentary and expert evidence, stenographers' charges, publication costs, and costs (which may be estimated as to items to be expended after foreclosure sale or entry of the decree) of procuring all such abstracts of title, title searches and examinations, title insurance policies and guarantees, and similar data and assurances with respect to title as Beneficiary may deem reasonably advisable either to prosecute such suit or to evidence to a bidder at any sale that may be had pursuant to such decree the true condition of the title to or the value of the Trust Estate or any portion thereof. All expenditures and expenses of the nature in this Section 6.18 mentioned, and such expenses and fees as may be incurred in the protection of the Trust Estate and the maintenance of the Lien of this Deed of Trust, including the fees of any attorney employed by Beneficiary in any litigation or proceeding affecting this Deed of Trust, any other Indenture Document, the Trust Estate or any portion thereof, including, without limitation, civil, probate, appellate and Bankruptcy proceedings, or in preparation for the commencement or defense of any proceeding or threatened suit or proceeding, shall be immediately due and payable by Trustor, with interest thereon at the rate applicable to overdue principal set forth in the Indenture and shall be secured by this Deed of Trust. Trustee waives its right to any statutory fee in connection with any judicial or nonjudicial foreclosure of the Lien hereof and agrees to accept a reasonable fee for such services.

         6.19 DEFICIENCY JUDGMENTS. If after foreclosure of this Deed of Trust or Trustee's sale hereunder, there shall remain any deficiency with respect to any of the Obligations, and Beneficiary shall institute any proceedings to recover such deficiency or deficiencies, all such amounts shall continue to bear interest at the rate applicable to overdue principal set forth in the Indenture. Trustor waives any defense to Beneficiary's recovery against Trustor of any deficiency after any foreclosure sale of the Trust Estate. Trustor expressly waives any defense or benefits that may be derived from any statute granting Trustor any defense to any such recovery by Beneficiary. In addition, Beneficiary and Trustee shall be entitled to recovery of all of their reasonable costs and expenditures (including without limitation any court imposed costs) in connection with such proceedings, including their reasonable attorneys' fees, appraisal fees and the other costs, fees and expenditures referred to in Section 6.18. This provision shall survive any foreclosure or sale of the Trust Estate, any portion thereof and/or the extinguishment of the Lien hereof.

         6.20 WAIVER OF JURY TRIAL. BENEFICIARY AND TRUSTOR EACH WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THE OBLIGATIONS. ANY SUCH DISPUTES SHALL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

         6.21 EXCULPATION OF BENEFICIARY. The acceptance by Beneficiary of the assignment contained herein with all of the rights, powers, privileges and authority created hereby shall not, prior to entry upon and taking possession of the Trust Estate by Beneficiary, be deemed or construed to make Beneficiary a "mortgagee in possession"; nor thereafter or at any time or in any event obligate Beneficiary to appear in or defend any action or proceeding relating to the Space Leases, the Rents or the Trust Estate, or to take any action hereunder or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under any Space Lease or to assume any obligation or responsibility for any security deposits or other deposits except to the extent such deposits are actually received by Beneficiary, nor shall Beneficiary, prior to such entry and taking, be liable in any way for any injury or damage to person or property sustained by any Person in or about the Trust Estate.

                                  ARTICLE VII.
                     RIGHTS AND RESPONSIBILITIES OF TRUSTEE;
                      OTHER PROVISIONS RELATING TO TRUSTEE

         Notwithstanding anything to the contrary in this Deed of Trust, Trustor and Beneficiary agree as follows:

         7.1      EXERCISE OF REMEDIES BY TRUSTEE. To the extent that this
Deed of Trust or applicable law, including all Gaming Laws, authorizes or empowers, or does not require approval for, Beneficiary to exercise any remedies set forth in Article VI hereof or otherwise, or perform any acts in connection therewith, Trustee (but not to the exclusion of Beneficiary unless so required under the law of the State of Nevada) shall have the power to exercise any or all such remedies, and to perform any acts provided for in this Deed of Trust in connection therewith, all for the benefit of Beneficiary and on Beneficiary's behalf in accordance with applicable law. In connection therewith, Trustee: (a) shall not exercise, or waive the exercise of, any of Beneficiary's remedies (other than any rights of Trustee to any indemnity or reimbursement), except at Beneficiary's request, and (b) shall exercise, or waive the exercise of, any or all of Beneficiary's remedies at Beneficiary's request, and in accordance with Beneficiary's directions as to the manner of such exercise or waiver. Trustee may, however, decline to follow Beneficiary's request or direction if Trustee shall be advised by counsel that the action or proceeding, or manner thereof, so directed may not lawfully be taken or waived.

         7.2      RIGHTS AND PRIVILEGES OF TRUSTEE. To the extent that this
Deed of Trust requires Trustor to indemnify Beneficiary or reimburse Beneficiary for any expenditures Beneficiary may incur, Trustee shall be entitled to the same indemnity and the same rights to reimbursement of expenses as Beneficiary, subject to such limitations and conditions as would apply in the case of Beneficiary. To the extent that this Deed of Trust negates or limits Beneficiary's liability as to any matter, Trustee shall be entitled to the same negation or limitation of liability. To the extent that Trustor, pursuant to this Deed of Trust, appoints Beneficiary as Trustor's attorney-in-fact for any purpose, Beneficiary or (when so instructed by Beneficiary) Trustee shall be entitled to act on Trustor's behalf without joinder or confirmation by the other.

         7.3 RESIGNATION OR REPLACEMENT OF TRUSTEE. Trustee may resign by an instrument in writing addressed to Beneficiary, and Trustee may be removed at any time with or without cause (i.e., in Beneficiary's sole and absolute discretion) by an instrument in writing executed by Beneficiary. In case of the death, resignation, removal or disqualification of Trustee or if for any reason Beneficiary shall deem it desirable to appoint a substitute, successor or replacement Trustee to act instead of Trustee originally named (or in place of any substitute, successor or replacement Trustee), then Beneficiary shall have the right and is hereby authorized and empowered to appoint a successor, substitute or replacement Trustee, without any formality other than appointment and designation in writing executed by Beneficiary, which instrument shall be recorded in the Office of the Recorder of Clark County, Nevada. The law of the State of Nevada (including, without limitation, the Gaming Laws) shall govern the qualifications of any Trustee. The authority conferred upon Trustee by this Deed of Trust shall automatically extend to any and all other successor, substitute and replacement Trustee(s) successively until the Obligations have been paid in full or the Trust Estate has been sold hereunder or released in accordance with the provisions of the Indenture Documents. Beneficiary's written appointment and designation of any Trustee shall be full evidence of Beneficiary's right and authority to make the same and of all facts therein recited. No confirmation, authorization, approval or other action by Trustor shall be required in connection with any resignation or other replacement of Trustee.

         7.4 AUTHORITY OF BENEFICIARY. If Beneficiary is a banking corporation, state banking corporation or a national banking association and the instrument of appointment of any successor or replacement Trustee is executed on Beneficiary's behalf by an officer of such corporation, state banking corporation or national banking association, then such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of Beneficiary.

         7.5 EFFECT OF APPOINTMENT OF SUCCESSOR TRUSTEE. Upon the appointment and designation of any successor, substitute or replacement Trustee, and subject to compliance with Gaming Laws and other Legal Requirements, Trustee's entire estate and title in the Trust Estate shall vest in the designated successor, substitute or replacement Trustee. Such successor, substitute or replacement Trustee shall thereupon succeed to and shall hold, possess and execute all the rights, powers, privileges, immunities and duties herein conferred upon Trustee. All references herein to Trustee shall be deemed to refer to Trustee (including any successor or substitute appointed and designated as herein provided) from time to time acting hereunder.

         7.6 CONFIRMATION OF TRANSFER AND SUCCESSION. Upon the written request of Beneficiary or of any successor, substitute or replacement Trustee, any former Trustee ceasing to act shall execute and deliver an instrument transferring to such successor, substitute or replacement Trustee all of the right, title, estate and interest in the Trust Estate of Trustee so ceasing to act, together with all the rights, powers, privileges, immunities and duties herein conferred upon Trustee, and shall duly assign, transfer and deliver all properties and monies held by said Trustee hereunder to said successor, substitute or replacement Trustee.

         7.7 EXCULPATION. Trustee shall not be liable for any error of judgment or act done by Trustee in good faith, or otherwise be responsible or accountable under any circumstances whatsoever, except for Trustee's gross negligence, willful misconduct or knowing violation of law. Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by it hereunder, believed by it in good faith to be genuine. All money received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other money (except to the extent required by law). Trustee shall be under no liability for interest on any money received by it hereunder.

         7.8 MULTIPLE TRUSTEES. If Beneficiary appoints multiple trustees, then any Trustee, individually, may exercise all powers granted to Trustee under this instrument, without the need for action by any other Trustee(s).

                                  ARTICLE VIII.
                            MISCELLANEOUS PROVISIONS

         8.1      HEIRS, SUCCESSORS AND ASSIGNS INCLUDED IN PARTIES.
Whenever one of the parties hereto is named or referred to herein, the heirs, successors and assigns of such party shall be included, all covenants and agreements contained in this Deed of Trust, by or on behalf of Trustor or Beneficiary shall bind and inure to the benefit of its heirs, successors and assigns, whether so expressed or not.

         8.2 ADDRESSES FOR NOTICES, ETC. Any notice or communication by Trustor, Trustee or Beneficiary to the others is duly given if in writing and delivered in person or mailed by first class mail (registered or certified, return receipt requested), telecopier or overnight air courier guaranteeing next day delivery, to the others' address:

         Beneficiary:                    Wilmington Trust Company
                                         Rodney Square North
                                         1100 North Market Street
                                         Wilmington, DE 19890
                                         Attention: Michael G. Oller, Jr.
                                         Telephone: (302) 636-6410
                                         Facsimile: (302) 636-4140

         Trustor:                        Arizona Charlie's, LLC
                                         c/o Stratosphere Corporation
                                         2000 Las Vegas Boulevard South
                                         Las Vegas, Nevada 89121
                                         Attn.: Denise Barton
                                         Facsimile: (702) 383-4738

         with a copy to:                 Piper Rudnick LLP
                                         1251 Avenue of the Americas
                                         New York, New York 10020
                                         Attn: Steven L. Wasserman, Esq.
                                         Facsimile No.: (212) 884-8448

         Trustee:                        Lawyers Title of Nevada
                                         1210 S. Valley View Boulevard
                                         Las Vegas, Nevada 89102
                                         Attn.: Randy Martorano, Vice President
                                         Facsimile No.: (702) 731-5769

All notices and communications will be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery. If a notice or communication is mailed in the manner provided herein within the time prescribed, it is duly given, whether or not the addressee receives it.

         8.3 CHANGE OF NOTICE ADDRESS. Trustor, Trustee or Beneficiary, by notice to the others may designate additional or different addresses for subsequent notices or communications.

         8.4 HEADINGS. The headings of the articles, sections, paragraphs and subdivisions of this Deed of Trust are for convenience of reference only, are not to be considered a part hereof, and shall not limit or expand or otherwise affect any of the terms hereof.

         8.5 INVALID PROVISIONS TO AFFECT NO OTHERS. In the event that any of the covenants, agreements, terms or provisions contained herein shall be invalid, illegal or unenforceable in any respect, the validity of the Lien hereof and the remaining covenants, agreements, terms or provisions contained herein or in the other Indenture Documents shall be in no way affected, prejudiced or disturbed thereby. To the extent permitted by law, Trustor waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

         8.6 CHANGES AND PRIORITY OVER INTERVENING LIENS. Neither this Deed of Trust nor any term hereof may be changed, waived, discharged or terminated orally, or by any action or inaction, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any agreement hereafter made by Trustor and Beneficiary relating to this Deed of Trust shall be superior to the rights of the holder of any intervening Lien.

         8.7 ESTOPPEL CERTIFICATES. Within ten (10) Business Days after Beneficiary's written request, Trustor shall from time to time execute a certificate, in recordable form (an "ESTOPPEL CERTIFICATE"), stating, except to the extent it would be inaccurate to so state: (a) the current amount of the Obligations secured hereunder and all elements thereof, including principal, interest, and all other elements; (b) that, to Trustor's knowledge, Trustor has no defense, offset, claim, counterclaim, right of recoupment, deduction, or reduction against any of the Obligations secured hereunder; (c) that neither this Deed of Trust nor any other Indenture Document to which it is a party has been amended, whether orally or in writing; (d) that, to Trustor's knowledge, Trustor has no claims against Beneficiary of any kind; (e) that any power of attorney granted to Beneficiary is in full force and effect; and (f) such other matters relating to this Deed of Trust, or any other Indenture Document to which if is a party and the relationship of Trustor and Beneficiary as Beneficiary shall reasonably request. In addition, the Estoppel Certificate shall set forth the reasons why it would be inaccurate to make any of the foregoing assurances.

         8.8 WAIVER OF SETOFF AND COUNTERCLAIM. All of the Obligations shall be payable without setoff, counterclaim or any deduction whatsoever. Trustor hereby waives the right to assert a counterclaim (other than a compulsory counterclaim) in any action or proceeding brought against it by Beneficiary or any of the Secured Parties under any of the Indenture Documents, or arising out of or in any way connected with this Deed of Trust or the other Indenture Documents or the Obligations.

         8.9 GOVERNING LAW. The Indenture, the Notes, and certain of the other Indenture Documents provide that they are governed by, and construed and enforced in accordance with, the laws of the State of New York. This Deed of Trust shall also be construed under and governed by the laws of the State of New York; provided, however, that (a) the creation, perfection, priority or enforcement of liens on the Trust Estate (other than any Personal Property) shall be governed and construed and enforced in accordance with the internal laws of the State of Nevada without giving effect to the conflicts of law rules and principles of the State of Nevada, (b) for any Personal Property, the perfection, effect of perfection or non-perfection and priority of the security interest shall be subject to any mandatory choice of law rules in the UCC; (c) Trustor agrees that to the extent deficiency judgments are available under the laws of the State of Nevada after a foreclosure (judicial or nonjudicial) of the Trust Estate, or any portion thereof, or any other realization thereon by Beneficiary or any Secured Party under any of the Indenture Documents, Beneficiary or such Secured Party shall have the right to seek such a deficiency judgment against Trustor in the State of Nevada; and (d) Trustor agrees that if Beneficiary or any Secured Party under any of the Indenture Documents obtains a deficiency judgment in another state against Trustor, then Beneficiary or such Secured Party, as the case may be, shall have the right to enforce such judgment in the State of Nevada to the extent permitted under the laws of the State of Nevada, as well as in other states.

         8.10 REQUIRED NOTICES. Trustor shall notify Beneficiary promptly of the occurrence of any of the following and shall immediately provide Beneficiary a copy of the notice or documents referred to: (a) receipt of notice from any Governmental Authority relating to all or any material part of the Trust Estate if such notice relates to a default or act, omission or circumstance that would result in a default after notice or passage of time or both; (b) receipt of any notice from any tenant leasing all or any material portion of the Trust Estate if such notice relates to a default or act, omission or circumstance that would result in a default after notice or passage of time or both; (c) receipt of notice from the holder of any Permitted Lien relating to a default or act, omission or circumstance that would result in a default after notice or passage of time or both; (d) the commencement of any proceedings or the entry of any judgment, decree or order materially affecting all or any portion of the Trust Estate or that involve the potential liability of Trustor or its Affiliates in an amount in excess of $5,000,000 (other than for personal injury actions and related property damage suits that are covered by such insurance); or (e) commencement of any judicial or administrative proceedings or the entry of any judgment, decree or order by or against or otherwise affecting Trustor or any Affiliate of Trustor, a material portion of the Trust Estate, or material portion of the Personal Property, or any other action by any creditor or lessor thereof as a result of any default under the terms of any lease.

         8.11 RECONVEYANCE. Upon written request of Trustor when the Obligations have been satisfied in full, Beneficiary shall cause Trustee to reconvey, without warranty, the property then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as "the person or persons legally entitled thereto."

         8.12 ATTORNEYS' FEES. Without limiting any other provision contained herein, Trustor agrees to pay all reasonable costs of Beneficiary or Trustee incurred in connection with the enforcement of this Deed of Trust or any other Indenture Document to which it is a party, including without limitation all reasonable attorneys' fees whether or not suit is commenced, and including, without limitation, fees incurred in connection with any probate, appellate, Bankruptcy, deficiency or any other litigation proceedings, all of which sums shall be secured hereby.

         8.13 LATE CHARGES. By accepting payment of any sum secured hereby after its due date, Beneficiary does not waive its right to collect any late charge thereon or interest thereon at the interest rate specified on the Notes or as otherwise specified in the Indenture, if so provided, not then paid or its right either to require prompt payment when due of all other sums so secured or to declare default for failure to pay any amounts not so paid.

         8.14 COST OF ACCOUNTING. Trustor shall pay to Beneficiary the reasonable costs for and on account of the preparation and rendition of any accounting that Trustor may be entitled to require under any law or statute now or hereafter providing therefor.

         8.15 RIGHT OF ENTRY. Subject to compliance with Gaming Laws, Beneficiary may at any reasonable time or times and on reasonable prior written notice to Trustor make or cause to be made entry upon and inspections of the Trust Estate or any part thereof in person or by agent.

         8.16 CORRECTIONS. Trustor shall, upon request of Beneficiary or Trustee, promptly correct any defect, error or omission that may be discovered in the contents of this Deed of Trust (including, but not limited to, in the exhibits and schedules attached hereto) or in the execution or acknowledgement hereof, and shall execute, acknowledge and deliver such further instruments and do such further acts as may be necessary or as may be reasonably requested by Trustee to subject to the Lien hereby created any of Trustor's properties, rights or interest covered or intended to be covered hereby, and to perfect and maintain such Lien.

         8.17 STATUTE OF LIMITATIONS. To the fullest extent allowed by the law, the right to plead, use or assert any statute of limitations as a plea or defense or bar of any kind, or for any purpose, to any debt, demand or obligation secured or to be secured hereby, or to any complaint or other pleading or proceeding filed, instituted or maintained for the purpose of enforcing this Deed of Trust or any rights hereunder, is hereby waived by Trustor.

         8.18 SUBROGATION. Should the proceeds of any Note, or advance made by Beneficiary or any Holder under the Indenture, repayment of which is hereby secured, or any part thereof, or any amount paid out or advanced by Beneficiary or any Secured Party, be used directly or indirectly to pay off, discharge or satisfy, in whole or in part, by any prior or superior Lien (other than Permitted Encumbrances) upon the Trust Estate, or any part thereof, then, as additional security hereunder, Trustee, on behalf of Beneficiary, shall be subrogated to any and all rights, superior titles, Liens, and equities owned or claimed by any owner or holder of said outstanding Liens, charges, and indebtedness, however remote, regardless of whether said Liens, charges, and indebtedness are acquired by assignment or have been released of record by the holder thereof upon payment.

         8.19 CONTEXT. In this Deed of Trust, whenever the context so requires, the neuter includes the masculine and feminine, and the singular including the plural, and vice versa.

         8.20 TIME. Time is of the essence of each and every term, covenant and condition hereof. Unless otherwise specified herein, any reference to "days" in this Deed of Trust shall be deemed to mean "calendar days."

         8.21 INTERPRETATION. As used in this Deed of Trust unless the context clearly requires otherwise: The terms "herein" or "hereunder" and similar terms without reference to a particular section shall refer to the entire Deed of Trust and not just to the section in which such terms appear; the term "LIEN" when referring to the Lien of this Deed of Trust shall also mean a security interest, and the term "security interest" shall also mean a Lien.

         8.22 EFFECT OF NRS 107.030. To the extent not inconsistent herewith, the provisions of NRS 107.030 (1), (2) (in amounts hereinabove provided for), (3), (4) (with interest at the default rate provided for under the Indenture), (5), (6), (7) (reasonable), (8) and (9) are included herein by reference and made part of this Deed of Trust.

         8.23 AMENDMENTS. This Deed of Trust cannot be waived, changed, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, discharge or termination is sought and only as permitted by both the provisions of the Intercreditor Agreement and the Indenture.

         8.24 DEED OF TRUST. Beneficiary and Trustee acknowledge, understand and agree that, to the extent the prior approval of the Nevada Gaming Authorities is required pursuant to applicable law for the exercise, operation and effectiveness of any remedy hereunder or under any other Indenture Document, or the taking of any action that may be taken by Beneficiary or Trustee hereunder or under any other Indenture Document, including without limitation the taking of possession and disposition of collateral consisting of gaming devises, cashless wagering systems and associated equipment (as those terms are defined in Nevada Revised Statutes 463.0155, 463.0136 and 463.014), such remedy or action shall be subject to such prior approval of the Nevada Gaming Authorities and the Beneficiary or Trustee may be subject to being called forward for licensing or a finding of suitability.

         8.25 BANK DEED OF TRUST. Notwithstanding anything to the contrary in this Deed of Trust to the contrary, it is acknowledged that the Trustor has entered into that certain Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing of even date herewith in favor of Lawyers Title of Nevada, as trustee, and Bear Stearns Corporate Lending Inc.
(the "ADMINISTRATIVE AGENT"), as Beneficiary (the "BANK DEED OF TRUST"). In accordance with the Administrative Agent's senior lien with respect to the Trust

Estate, any provisions hereof shall be subject to the rights of the Administrative Agent under the Bank Deed of Trust, as limited by the Intercreditor Agreement.

                                   ARTICLE IX.
                                POWER OF ATTORNEY

         9.1 GRANT OF POWER. Subject to compliance with Gaming Laws and other applicable Legal Requirements, Trustor irrevocably appoints Beneficiary and any successor thereto as its attorney-in-fact, with full power and authority, including the power of substitution, exercisable only during the continuance of an Event of Default to act for Trustor in its name, place and stead with respect to the Trust Estate.

                                   ARTICLE X.
                              GUARANTOR PROVISIONS

         10.1 ABSOLUTE AND UNCONDITIONAL OBLIGATIONS. All rights of Beneficiary and all obligations of Trustor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity, legality or enforceability of any Indenture Document, (b) the failure of any holder of any of the Obligations to assert any claim or demand or to enforce any right or remedy against the Issuers, Trustor or any other Person (including any other guarantor of the Obligations) under the provisions of any Indenture Document or otherwise or to exercise any right or remedy against any other guarantor of, or collateral securing, any of the Obligations, (c) any change in the time, manner or place of payment of, or in any other term of, all of the Obligations, or any other extension or renewal of any Obligation, (d) any reduction, limitation, impairment or termination of any of the Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to, and Trustor hereby waives any right to or claim of, any defense or setoff, counterclaim, recoupment, or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligation,
(e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of any Indenture Document, (f) any sale, exchange, release or surrender of, realization upon or other manner or order of dealing with any property by whomsoever pledged or mortgaged to secure or howsoever securing the Obligations or any liabilities or obligations (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof and/or any offset there against, (g) the application of any sums by whomsoever paid or howsoever realized to any obligations and liabilities of the Issuers, Trustor or any other Person to the Holders under the Indenture Documents in the manner provided therein regardless of what obligations and liabilities remain unpaid, (h) any action or failure to act in any manner referred to in this Deed of Trust that may deprive Trustor of its right to subrogation against the Issuers or any other Person to recover full indemnity for any payments or performances made pursuant to this Deed of Trust or of its right of contribution against any other Person and (i) any other circumstance that might otherwise constitute a defense available to, or a legal or equitable discharge of, the Issuers, Trustor, any surety or any guarantor or any other Person.

         10.2 WAIVER. Trustor hereby waives and relinquishes all rights and remedies accorded by applicable law to sureties or guarantors and agrees not to assert or take advantage of any such rights or remedies, including (a) any right to require Beneficiary or any Secured Party to proceed against the Issuers or any other Person or to proceed against or exhaust any security held by Beneficiary or any Secured Party at any time or to pursue any other remedy in Beneficiary's or any other Secured Party's power before proceeding against Trustor, (b) any defense that may arise by reason of the incapacity, lack of power or authority, death, dissolution, merger, termination or disability of the Issuers or any other Person or the failure of Beneficiary or any Secured Party to file or enforce a claim against the estate (in administration, Bankruptcy or any other proceeding) of the Issuers or any other Person, (c) demand, presentment, protest and notice of any kind except as provided herein, including notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of the Issuers, Beneficiary, any Secured Party, any endorser or creditor of the Issuers, Trustor or on the part of any other Person under this or any other instrument in connection with any obligation or evidence of indebtedness held by Beneficiary or any Secured Party as collateral or in connection with any Obligation, (d) any defense based upon an election of remedies by Beneficiary or any Secured Party, including an election to proceed by non-judicial rather than judicial foreclosure, which destroys or otherwise impairs the subrogation rights of Trustor, the right of Trustor to proceed against the Issuers or any other Person for reimbursement, or both, (e) any defense based on any offset against any amounts that may be owed by any Person to Trustor for any reason whatsoever, (f) any defense based on any act, failure to act, delay or omission whatsoever on the part of the Issuers or any other Person of the failure by the Issuers or any other Person to do any act or thing or to observe or perform any covenant, condition or agreement to be observed or performed by it under any Indenture Document, (g) any defense based upon any statute or rule of law that provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal, (h) any defense, setoff or counterclaim that may at any time be available to or asserted by the Issuers or any other Person against Beneficiary, any Secured Party or any other Person under any Indenture Document, (i) any duty on the part of Beneficiary or any Secured Party to disclose to Trustor any facts Beneficiary or any Secured Party may now or hereafter know about the Issuers or any other Person, regardless of whether Beneficiary or such Secured Party have reason to believe that any such facts materially increase the risk beyond that which Trustor intends to assume, or have reason to believe that such facts are unknown to Trustor, or have a reasonable opportunity to communicate such facts to Trustor, since Trustor acknowledges that Trustor is fully responsible for being and keeping informed of the financial condition of the Issuers and any other Person liable for the Obligations and of all circumstances bearing on the risk of non-payment or non-performance of any obligations and liabilities hereby guaranteed, (j) the fact that Trustor may at any time in the future dispose of all or part of its direct or indirect interest in the Issuers or any other Person or otherwise cease to be an Affiliate of the Issuers or any other Person, as the case may be, (k) any defense based on any change in the time, manner or place of any payment or performance under, or in any other term of, the Indenture Documents or any other amendment, renewal, extension, acceleration, compromise or waiver of or any consent or departure from the terms of the Indenture Documents, (l) any defense arising because of Beneficiary's or any other Secured Party's election, in any proceeding instituted under the Bankruptcy Law, of the application of Section 1111(b)(2) of the Bankruptcy Law, and (m) any defense based upon any borrowing or grant of a security interest under Section 364 of the Bankruptcy Law. To the fullest extent permitted by NRS
40.485 (1) and (2), the provisions of NRS 40.430 are waived.

         10.3 NET WORTH LIMITATION. If, notwithstanding the representation and warranty set forth in Section 3.2(b) hereof or anything to the contrary herein, enforcement of the liability of Trustor under this Deed of Trust for the full amount of the Obligations would be an unlawful or voidable transfer under any applicable fraudulent conveyance or fraudulent transfer law or any comparable law, then the liability of Trustor hereunder shall be reduced to the highest amount for which such liability may then be enforced without giving rise to an unlawful or voidable transfer under any such law.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, Trustor has executed this Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing as of the day and year first above written.

                                    TRUSTOR:

                                    ARIZONA CHARLIES'S LLC,
                                    a Nevada limited liability company



                                    By:_________________________________________
                                    Name: Denise Barton
                                    Title: Senior Vice President,
                                           Chief Financial Officer,
                                           Secretary and Treasurer

STATE OF NEVADA                     )
                                    ) ss:
COUNTY OF CLARK                     )

         This instrument was acknowledged before me on May 21, 2004 by Denise Barton, the Senior Vice President, Chief Financial Officer, Secretary and Treasurer of Arizona Charlie's LLC, a Nevada limited liability company.

                                        ________________________________________
                                         NOTARY PUBLIC

                                   SCHEDULE A

                             DESCRIPTION OF THE LAND

Situated in the County of Clark, State of Nevada, described as follows:

Parcel I:

That portion of the Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4) of Section 36, Township 20 South, Range 60 East, M.D.M., more particularly described as follows:

Parcels Two (2) and Four (4) as shown by map thereof on file in File 100 of Parcel Maps, Page 85 in the Office of the County Recorder of Clark County, Nevada.

Parcel II:

Lots One (1), Two (2), Three (3), Four (4), Five (5) and the East 20.00 feet of Lot Six (6), inclusive in Block One (1) of CHARLESTON HEIGHTS TRACT NO. 1, as shown by map thereof on file in Book 4 of Plats, Page 31 in the Office of the County Recorder of Clark County, Nevada.

Parcel III:

That portion of the Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4) of Section 36, Township 20 South, Range 60 East, M.D.M., Clark County, Nevada described as follows:

Commencing at the Southeast Corner (SE Cor.) of said Northeast Quarter (NE 1/4) of the Southwest Quarter (SE 1/4); thence South 89(degree)53'28" West, along the South line thereof, 80.02 feet to the True Point of Beginning; thence continuing South 89(degree)53'28" West, along the South line, 333.49 feet; thence North 00(degree)06'32" West, 5.00, feet; thence North 89(degree)53'28" East, 121.46 feet to a point of tangency with a curve concave Northwesterly and having a radius of 330.00 feet; thence Northeasterly along said curve, through a central angle of 21(degree)02'22", an arc distance of 121.18 feet to a point of reverse curvature with a curve concave Southeasterly and having a radius of 270.00 feet, a radial line to said point bears South 21(degree)08'54" East; thence Northeasterly along said curve through a central angle of 14(degree)17'41", an arc distance of 67.36 feet to a point of compound curvature; with a curve concave Southwesterly and having a radius of 35.00 feet, a radial line to said point bears North 06(degree)51'13" West; thence Southeasterly along said curve, through a central angle of 95(degree)28'51", an arc distance of 41.66 feet to a point of tangency; thence South 01(degree)22'22" East, 18.86 feet to the True Point of Beginning.;

Parcel IV:

Government Lots Two (2) and Three (3) of Section 36, Township 20 South, Range 60 East, M.D.M.

Parcel V:

Government Lot One (1) of Section 36, Township 20 South, Range 60 East, M.D.M.

Together with that portion as vacated by that certain Order of Vacation recorded November 12, 1982 in Book 1646 as Document No. 1605574 of Official Records of Clark County, Nevada. Title to which would pass by operation of law with a conveyance of said land.

Excepting therefrom the East 80 feet for road purposes as conveyed to the City of Las Vegas by that certain Deed recorded April 22, 1964 in Book 532 as Document No. 428020 of Official Records of Clark County, Nevada.

Further excepting therefrom that portion of said land for road purposes as conveyed to the City of Las Vegas by that certain Deed recorded February 9, 1965 in Book 605 as Document No. 486437 of Official Records of Clark County, Nevada.

Parcel VI:

A non-exclusive easement for parking, access, ingress and egress of vehicular and pedestrian traffic as set forth in that certain document entitled "Declaration and Agreement Establishing Protective Covenants, Conditions and Restrictions and Perpetual Grants of Easements" recorded October 14, 1982 in Book 1633 as Document No. 1592792 and further set forth in that certain document entitled "Reciprocal Easement Agreement" recorded September 28, 1998 in Book 980928 as Instrument No. 01393 of Official Records of Clark County, Nevada.



         The foregoing legal description is contained in documents recorded May 31, 1994 in Book 19940531 as Document/Instrument No. 01881 and August 13, 1998 in Book 19980813 as Document/Instrument No. 00152.

                                   SCHEDULE B

                       DESCRIPTION OF THE LEASED PREMISES

Parcel VII:

Being a Portion of Lot 3 of that Parcel Map on file at the Office of the County Recorder of Clark County, Nevada in File 38 of Parcel Maps, at Page 67 located within the Northeast Quarter (NE 1/4) of the Southeast Quarter (SE 1/4) of
Section 36, Township 20 South, Range 60 East, M.D. M., City of Las Vegas, Nevada, more particularly described as follows:

Commencing at the most Westerly, Southwest Corner of Lot 4 as shown by on said Parcel Map; Thence North 01(degree)22'22" West, along the Westerly boundary of said Lot 4, a distance of 461.33 feet; Thence North 88(degree)32'17" East, departing said Westerly boundary, 89.99 feet to the Point of Beginning; Thence South 01(degree)22'22" East, along the boundary of said Lot 3, a distance of
234.45 feet; Thence North 88(degree)37'38" East, continuing along said boundary,
330.35 feet; Thence North 01(degree)22'22" West, continuing along said boundary,
27.16 feet; Thence North 88(degree)37'38" East, continuing along said boundary,
89.62 feet; Thence North 01(degree)20'26" West, departing said boundary, 86.17 feet; Thence South 88(degree)32'19" West, 56.07 feet; Thence North 01(degree)27'39" West, 68.22 feet; Thence South 88(degree)32'21" West, 40.53 feet; Thence North 01(degree)27'39" West, 64.49 feet; Thence South 88(degree)32'21" West, 43.97 feet; Thence South 01(degree)27'39" East, 41.88 feet; Thence South 88(degree)32'21" West, 43.92 feet; Thence North 01(degree)27'39" West, 18.73 feet; Thence North 88(degree)32'21" East, 4.30 feet; Thence North 01(degree)27'39" West, 23.15 feet; Thence South 88(degree)32'21" West, 24.18 feet; Thence South 01(degree)27'39" East, 41.93 feet; Thence South 88(degree)32'21" West, 22.99 feet; Thence North 01(degree)27'39" West, 18.63 feet; Thence North 88(degree)32'21" East, 1.20 feet; Thence North 01(degree)27'39" West, 23.30 feet; Thence South 88(degree)32'21" West, 37.91 feet; Thence South 01(degree)27'39" East, 10.94 feet; Thence South 88(degree)32'17" West, 155.77 feet to the Point of Beginning.









         The foregoing legal description is contained in documents recorded May 31, 1994 in Book 19940531 as Document/Instrument No. 01881 and August 13, 1998 in Book 19980813 as Document/Instrument No. 00152.